                                                                FILE NO. 2-24380

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20550

FORM N-3               REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


/   /   Pre Effective Amendment No.: ___


                     /X/ Post Effective Amendment No.: 54




                                  /X/  and/or


                  REGISTRATION STATEMENT UNDER THE INVESTMENT


                              COMPANY ACT OF 1940


                             /X/ Amendment No.: 54

        /X/ THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
              (Exact Name of Registrant as Specified in Charter)

              THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                          (Name of Insurance Company)

              18 Chestnut Street, Worcester, Massachusetts 01608
         (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

Insurance Company's Telephone Number (including area code):   (508) 799-4441



                                 Susan N. Roth


                           UnumProvident Corporation

                               1 Fountain Square

                                   Suite 756

                         Chattanooga, Tennessee 37402
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

Approximate Date of Proposed Public Offering:                  April 30, 2000

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to Paragraph (b) of Rule 485

/X/  on April 30, 2000, pursuant to Paragraph (b) of Rule 485
/ /  60 days after filing, pursuant to Paragraph (a) (i) of Rule 485
/ /  on                        , pursuant to Paragraph (a) of Rule 485

                       THE PAUL REVERE VARIABLE ANNUITY
                          CONTRACT ACCUMULATION FUND

Cross Reference Sheet Showing Location in Preliminary Prospectus for Individual "Level Charge" and Group Variable Administration Variable Annuity Contracts of Items Called for by Registration Statement on Form N-8B-1.

PAGE NO.    ITEM NO.     HEADING IN PROSPECTUS (PART A)

1                        Cover Page
2               2        Definitions
2               3        Summary
5               4        Per Unit Income and Capital Changes (a)
7               5        Description of Insurance Company and the
                         Accumulation Fund
9               6        Management
10              7        Deductions and Expenses
13              8        Description of Contracts
16              9        Payments to Annuitants
17             10        Payments at Death
17             11        Purchases Payment Provisions
17             12        Redemption
22             13        Federal Tax Status
25             14        Legal Proceedings


                         STATEMENT OF ADDITIONAL
                         INFORMATION (PART B)

1                        Cover Page
2              17        Table of Contents
4              18        General Information and History of Insurance
                         Company and the Accumulation Fund

5               19    Investment Objectives and Policies
7               20    Management
10              21    Investment Advisory Services
12              22    Brokerage Allocation
14              24    Underwriters
14              23    Purchase and Pricing of Contracts
15              26    Annuity Payments
17              27    Financial Statements


                      OTHER INFORMATION (PART C)

28(a)                 Financial Statements and Exhibits
1               28(b) List of Exhibits
2               29    Directors and Officers of the Insurance Company
2               30    Persons Controlled by or under Common Control with
                      Registrant
2               31    Number of Contractors
2               32    Indemnification
2               33    Business and Other Connections of Investment Advisers
2               34    Principal Underwriters
3               35    Location of Accounts and Records
3               36    Management Services
3               37    Undertakings

                                      The

                                  Paul Revere

                               VARIABLE ANNUITY
                          CONTRACT ACCUMULATION FUND

                                  PROSPECTUS

                 .  "Level Charge" Variable Annuity Contracts

                 .  Individual Variable Annuity Contracts

                 .  Group Variable Annuity Contracts

                              April 30, 2000 (R)

WORCESTER, MASSACHUSETTS

508-799-4441

--------------------------------------------------------------------------------

                                      (R)

WORCESTER, MA 01608

                               TABLE OF CONTENTS


Definitions                                                              7
Summary                                                                  7
Selected Per Unit Data and Ratios                                        9
Description of the Company and the Accumulation Fund                    11
        A.  Investment Policies and Restrictions                        11
Management                                                              13
Deductions and Expenses                                                 14
        A.  Sales and Administrative Functions and Expenses             14
        B.  Investment Advisory Fees                                    15
        C.  Expense and Mortality and Expense Risk Assumptions          16
        D.  Brokerage Expenses and Portfolio Turnover                   16
Description of Contracts                                                17
        A.  Types of Contracts                                          17
        B.  Purchase Payment Provisions                                 18
        C.  Accumulation Units                                          18
        D.  Net Asset Value                                             19
        E.  Annuity Unit                                                19
        F.  Payments to Annuitants                                      20
        G.  Payments at Death                                           21
        H.  Early or Deferred Commencement Dates                        21
        I.  Redemption                                                  21
        J.  Voting Rights                                               22
        K.  Miscellaneous Provisions                                    22
Prior Contracts                                                         24
        A.  Flexible Payment Contracts Issued Prior to June 1, 1977     24
        B.  Group Contracts Issued Prior to June 1, 1977                24
        C.  Group Deposit Administration Variable Annuity Contracts     24
Fixed Accumulation                                                      26
Federal Tax Status                                                      26
Changes in Operation of the Separate Account                            28
Legal Proceedings                                                       29
Statement of Additional Information                                     30
Table of Contents                                                       31

                                   PROSPECTUS

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                           VARIABLE ANNUITY CONTRACTS
                                    SOLD BY
               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                         WORCESTER, MASSACHUSETTS 01608
                                  508-799-4441

  This Prospectus describes the following Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company"). They are:

  1.Flexible Purchase Payment Variable Annuity Contract ("Flexible"); 2.Single Payment Variable Annuity Contract ("Single");
  3.Individual "Level Charge" Variable Annuity Contract ("Level"); and 4.Group Variable Annuity Contract ("Group").

Note: The public offering of contracts of the Accumulation Fund was discontinued.

No further offering of contracts of the Accumulation Fund is made hereby.

The information contained herein is intended solely for the information and use of holders of contracts previously issued.

   The purchase payments received pursuant to these contracts are invested in The Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund"), a separate account of the Insurance Company. The Accumulation Fund consists of two Series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code ("IRC") and are commonly referred to as "qualified contracts". Series N is applicable to all other contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

   The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

   This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing. A Statement of Additional Information about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission and is available, without charge, upon written or oral request received by the Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to page 30 to examine the Table of Contents of the Statement of Additional Information.

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission Nor Has The Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

   Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is April 30, 2000.
   The date of the Statement of Additional Information is April 30, 2000.

                                  DEFINITIONS

Accumulation Unit--an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant--the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity--a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date--the date on which annuity payments will begin.

Annuity Unit--an accounting device used to determine the amount of annuity payments.

Contract Owner--the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity--an annuity with payments fixed in amount throughout the annuity period.

Plan--an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments--payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity--an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

                                    SUMMARY

                                         Flexible* Single* Level*  Group*
                                                    Contracts
Contract Owner Transaction Expenses:
Sales Load Imposed on Purchases              7.5%     6.0%   5.0%    5.0%
 (as a percentage of purchase payments)
Collection Fee (per payment)               $1.00    $1.00  $1.00   $1.00

                                             Flexible* Single* Level* Group*
                                             --------- ------- ------ ------
                                                        Contracts
                                                        ---------
Annual Expenses (as a percentage of average
 net assets):
Management Fees                                  .5%      .5%    .5%    .5%
Mortality and Expense Risk Fees                 1.0%     1.0%   1.0%   1.0%
Total Annual Expenses                           1.5%     1.5%   1.5%   1.5%

--------
*See page 11 for full contract name.

   If you either surrender or annuitize your contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

                                         Year
                                         ----
                                    1   3   5   10
                                   --- --- --- -----
Flexible (one time $1000 deposit)   90 120 152   242
Flexible (annual $1000 deposits)    90 315 603 1,628
Single                              75 106 138   230
Level/Group                         66  96 129   222

   This fee table is designed to summarize and illustrate all of the deductions and expenses described on pages 8 and 9 for the contracts offered by this Prospectus. State premium taxes, as described on page 8 may also apply.

General Information:

   The Accumulation Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Investment Company Act of 1940 ("1940 Act") does not involve supervision of management or investment practices or policies by the Securities and Exchange Commission.

   Four types of variable annuity contracts are offered by this Prospectus. Three of these contracts are issued to individuals and one is a group contract. Two of the "individual" contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

      These contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.

      This Prospectus generally describes only the variable portion of contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company's general assets and are not placed in the Accumulation Fund. (see Fixed Accumulation, page 18).

      The portion of contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management's ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

      All contracts contain the Company's promise that on the annuity commencement date, the contract owner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company's expenses above those assumed and for which deductions are provided for in the contract. Owners of individual contracts and participants in group contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund. (see Voting Rights, page 22)

      Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Federal Tax Status, page 26)

                     SELECTED PER UNIT DATA AND RATIOS (a)

                                                 Year Ended December 31,
                                                 -----------------------
                         1999(b) 1998(b)   1997(b)   1996(b)  1995(b)  1994(b)   1993(b)   1992(b)    1991     1990
                         ------- -------   -------   -------  -------  -------   -------   -------   ------   ------
Series N (Non-qualified)
Income and Expenses
Investment income....... $0.083  $ 0.096    $ .135   $ .137   $ .117   $ .099    $ .055    $ .071    $ .085   $ .111
Operating expenses......  0.296    0.212      .166     .134     .109     .102      .092      .094      .076     .072
Net investment income
 (loss)................. (0.213)  (0.116)   (0.031)    .003     .008    (.003)    (.037)    (.023)     .009     .039
Capital Changes
Net realized and
 unrealized gains
 (losses) from
 securities.............  5.894    3.891     2.660    1.459    1.769    (.023)     .318      .194     1.361    (.102)
Net increase (decrease)
 in net asset value.....  5.681    3.775     2.629    1.462    1.777    (.026)     .281      .171     1.370    (.063)
Accumulation unit net
 asset value:
 Beginning of year...... 15.133   11.358     8.729    7.267    5.490    5.516     5.235     5.064     3.694    3.757
 End of year............$20.814  $15,133   $11.358   $8.729   $7.267   $5.490    $5.516    $5.235    $5.064   $3.694
Ratios
Operating expenses to
 average accumulation
 fund balance...........   1.62%    1.63 %    1.67 %   1.69%    1.71%    1.73%     1.73 %    1.74 %    1.76%    1.80%
Net investment income
 (loss) to average
 accumulation fund
 balance................  (1.16)%  (0.90)%   (0.31)%   0.04%    0.13%   (0.05)%   (0.69)%   (0.42)%    0.21%    0.96%
Portfolio turnover
 rate...................    103%     143 %     139 %     94%      67%      62 %      62 %      66 %     109%      84%
Accumulation units
 outstanding at end of
 year (in thousands)....    342      475       530      566      586      604       640       662       684      735

--------
(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(b) See the Report of Independent Auditors on page 17 of the Statement of Additional Information.

                     SELECTED PER UNIT DATA AND RATIOS (a)

                                                       Year Ended December 31,
                                                       -----------------------
                                 1999   1998(b)   1997(b)   1996(b)  1995(b)  1994(b)  1993(b)   1992(b)    1991      1991
                                ------  -------   -------   -------  -------  -------  -------   -------   ------    ------
Series Q (Qualified)
Income and Expenses
Investment income.......       $ 0.094  $ 0.116   $  .177  $ .153   $ .119   $ .081   $ .054    $ .068    $ .093    $ .116
Operating expenses......         0.277    0.202      .159    .133     .096     .073     .079      .076      .066      .055
Net investment income
 (loss).................        (0.183)  (0.086)     .018    .020     .023     .008    (.025)    (.008)     .027      .061
Capital Changes
Net realized and
 unrealized gains
 (losses) from
 securities.............         5.280    3.836     2.723   1.551    1.711    (.020)    .291      .159     1.295     (.107)
Net increase (decrease)
 in net asset value.....         5.097    3.750     2.741   1.571    1.734    (.012)    .266      .151     1.322     (.046)
Accumulation unit net
 asset value:
 Beginning of year......        15.124   11.374     8.633   7.062    5,328    5.340    5.074     4.923     3.601     3.647
 End of year............       $20.221  $15.124   $11.374  $8.633   $7.062   $5.328   $5.340    $5.074    $4.923    $3.601
Ratios
Operating expenses to
 average accumulation
 fund balance...........          1.56 %   1.57 %    1.59%   1.57%    1.55%    1.55%    1.56 %    1.56 %    1.56%     1.58%
Net investment income
 (loss) to average
 accumulation fund
 balance................         (1.03)%  (0.67)%    0.18%   0.24%    0.38%    0.17%   (0.50)%   (0.17)%    0.64%     1.76%
Portfolio turnover
 rate...................            98 %    143 %     130%     78%      64%      64%      59 %      61 %      98%       80%
Accumulation units
 outstanding at end of
 year (in thousands)....         1,385    1,715     1.887   2,093    5,491    5,597    5,700     5,753     5,839     5,961

--------
(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.
(b) See the Report of Independent Auditors on page 17 of the Statement of Additional Information.

                           DESCRIPTION OF THE COMPANY
                           AND THE ACCUMULATION FUND

      The Company, with an address of 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.

      Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

      The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly owned subsidiary of UnumProvident Corporation, a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

      Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity contracts. However, obligations arising under such contracts are the obligation of the Company.

      The Accumulation Fund consists of two Series. Series Q is made up of qualified contracts which were afforded special tax treatment under the IRC. Series N is made up of all other contracts.

      The Home Office and Agency retirement plans of The Paul Revere Life Insurance Company, 18 Chestnut Street, Worcester, Massachusetts 01608 held 43% of the outstanding units of the Accumulation Fund at December 31, 1999.

A.Investment Policies and Restrictions

      The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the contract owners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

    1.The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

    2.Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

    3.Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

The Accumulation Fund will not:

    4.Acquire more than 5% of the voting securities of any one issuer.

    5.Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

    6.Invest more than 25% of the value of its assets in any one industry.

    7.Engage in the purchase or sale of interests in real estate which are not readily marketable.

    8.Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

    9.Engage in the purchase or sale of commodities or commodity contracts.

    10.Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

    11.Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

    12.Make short sales of securities.

    13.Invest for the purpose of exercising control or management.

    14.Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

    15.Invest in excess of 10% of the value of its assets in restricted securities.

      As of the year ended December 31, 1999, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

B. Principle Risk Factors

      The Accumulation Fund invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio's returns may differ materially from its benchmark, the Russell 1000 index, due to differences in industry weightings and specific stock weightings. The Accumulation Fund generally invests in mid-to-large capitalization growth stocks and this class of stocks may also perform materially differently from the Russell 1000 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.


      Additionally, the markets for and values of securities in which the Separate Account invests may be hurt by computer failures as of January 1, 1999. Such failures could affect the value of the securities or the trading of those securities. For example, improperly functioning computer systems could result in securities trading settlement problems, liquidity issues, production issues for individual portfolio companies, and overall economic uncertainties. Individual portfolio companies may incur increased costs in making their own systems Year 2000 compliant. The combination of increased market uncertainty and increased costs could mean that Year 2000 issues would adversely affect the portfolio investments of the Separate Account.



                                   MANAGEMENT

      The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the contracts to which variable accumulation units are credited. A majority of the Accumulation Funds five managers are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the 1940 Act.


      The Board of Managers has the following responsibilities and duties: a) to select and approve annually an independent certified public accountant, b) to execute and approve annually an agreement providing for sales and administrative services, c) to execute and approve annually an agreement providing for investment advisory services, d) to recommend any changes in the fundamental investment policies of the Accumulation Fund, and e) to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi-annual and annual reports to the contract owners.

      The Company pursuant to a written agreement currently acts as Investment Advisor and Administrative Manager of the Accumulation Fund and also assumes certain expenses and mortality and expense risks in connection with the variable annuity contracts.

      Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the Securities and Exchange Commission as an investment advisor. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. As of December 31, 1999, Massachusetts Financial Services Company ("MFS") and its subsidiaries including MFSI, had over $136 billion in assets under management, which included over $25 billion in assets, managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

      This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board on February 17, 2000.

      Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i) automatically terminate upon assignment by either party;
(ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.


                            DEDUCTIONS AND EXPENSES

A.Sales and Administrative Functions and Expenses

      The Company acts as principal underwriter and performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund. The Company incurs distribution costs which exceed the sales charges received in the first contract year and finances these excess costs. This financing procedure results in no additional expenses to the Accumulation Fund.

      As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, and the Separate Account Administrative Services Agreement entered into in June 1998. The Variable Annuity Life Insurance Company became the Administrator of the Accumulation Fund. The change in Administrator does not result in any changes in administrative or sales fees.

      The total amounts received by the Company in connection with the sales and administrative functions in 1999, 1998 and 1997 were $2,623, $1,159, and $2,707, respectively.

1. Sales Charges

      Sales charges deducted from purchase payments received are in accordance with the following:

     (a) Flexible Purchase Payment Variable Annuity Contracts.

             Purchase Sales
             Payments Charge
             -------- ------
      1st    $15,000   7.5%
      Next    10,000   6.0
      Next    25,000   5.0
      Next    50,000   4.0
      Over   100,000   2.0

     (b) Single Payment Variable Annuity Contracts.

      First  $25,000   6.0%
      Next    25,000   3.0
      Over    50,000   1.5

     (c) Level Variable Annuity Contracts.

      Sales charge equals 5% of each purchase payment.

     (d) Group Variable Annuity Contracts.

     (i) For contracts with anticipated annual purchase payments under $50,000--5%.

     (ii) For contracts with anticipated annual purchase payments of $50,000 or more--2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

     (iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.

 2.Collection Fee

      A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

 3.State Premium Taxes

      The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company's practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% premium tax rates vary by state and are subject to change by legislation, administrative interpretation or judicial acts.

B.Investment Advisory Fees

      The Company, as the Investment Advisor and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

      MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.

      The advisory fee paid to the Company for the three years 1999, 1998 and 1997 amounted to $171,014, $149,556 and $129,238, respectively. The fees paid to MFSI by the Company in 1999, 1998 and 1997 were $119,042, $103,384, $90,536, respectively.

C.Expense and Mortality and Expense Risk Assumptions

      Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.

      The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Payments at Death, page 13); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to
(i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 1999, 1998 and 1997 amounted to $342,028, $299,109, and $258,476, respectively.

      At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.

D.Brokerage Expenses and Portfolio Turnover

      MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company's policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

      Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients.

      The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI's receipt of brokerage and research services. To the extent that the Accumulation Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

      Brokerage commissions paid in the years ended December 31, 1999, 1998 and 1997 amounted to $50,580, $79,252 and $63,648, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions aggregated 99%, 112%, and 110%, for these three periods. Brokerage commissions were paid to 63 brokers in 1999. In the years ended December 31, 1999, 1998 and 1997 the aggregate rates of portfolio turnover were 99%, 143% and 132%, respectively. The 1998 and 1997 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                            DESCRIPTION OF CONTRACTS

A.Types of Contracts

      The Company is registered with the Securities and Exchange Commission as a broker dealer and is a member of the National Association of Securities Dealers, Inc. The variable annuity contracts will be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts.

      There are 4 types of variable annuity contracts offered by this Prospectus. They are:

    1. Flexible Purchase Payment Variable Annuity Contract.

      The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contract owner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

    2. Single Payment Variable Annuity Contract.

      The Single Contract provides for additional payments after the first only at the option of the Company.

    3. Individual "Level Charge" Variable Annuity Contract.

      The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

    4. Group Variable Annuity Contract.

      The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

      All Contracts except Group provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.

      The Company reserves the right to reject any application. If an initial purchase payment cannot be credited within 5 business days of receipt by the Company it will be returned to the payor immediately unless the applicant consents to its being held for a longer period. Initial purchase payments accompanied by properly completed applications will be credited no later than 2 business days following receipt.

      Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B.Purchase Payment Provisions

      Purchase payments are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. The minimum initial purchase payment under a Single Contract is $2,500. Subsequent payments may be made only with the consent of the Company.

      Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

      Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

      Under all contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

C.Accumulation Units

      Accumulation units are a measure of the value of the contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

      The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

D.Net Asset Value

      The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.


E.Annuity Unit

 1.Value of Variable Annuity Unit

      The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3 1/2% or 5% per annum as selected by the contract owner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3 1/2% assumed net investment rate under conditions of similar investment performance.

 2.Amount of Monthly Annuity Payments

      The number of annuity units determining each monthly annuity payment is equal to (a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

      Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (see Expense and Mortality and Expense Risk Assumptions, page 16).

F.Payments to Annuitants

 1.Annuity Settlement Options

      Under the variable annuity contracts offered by this Prospectus, the contract owner or participant in a group contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

      Option I--Variable Life Annuity with 120 or 240 monthly payments guaranteed. A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

      Option II--Unit Refund Variable Life Annuity. A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

      Option III--Joint and Survivor Variable Life Annuity. A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. Since there is no minimum number of payments guaranteed it would be possible under this option for only one monthly annuity payment to be made, if the annuitant and the secondary annuitant both die prior to the due date of the second payment; or only two if they both died before the third, etc.

      Option IV--Variable Life Annuity. A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death. Since there is no minimum number of payments guaranteed, it would be possible under this option for only one monthly payment to be made if the annuitant dies prior to the due date of the second payment; or only two if death were before the third, etc.

      Additional annuity options as may be agreed to by the Company are available.

 2.Fixed Annuity Options

      In lieu of any options payable from the Accumulation Fund, the contract owner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company's published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company's general assets and does not participate in the investment experience of the Accumulation Fund.

 3.Provisions Affecting Annuity Benefit Payments

      If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant's interest shall be distributed in a lump sum as selected by the contract owner or participant.

G.Payments at Death

      If an annuitant dies prior to the annuity commencement date, the redemption value of the contract will be payable to the beneficiary named in the contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

      At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company.

      A beneficiary entitled to receive payments not based on life contingencies may elect a single sum payment equal to the value of the contract.

H.Early or Deferred Commencement Dates

      The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the contract owner or participant may change this date by electing a prior annuity commencement date or, with the Company's consent, a later annuity commencement date.

I.Redemption

      The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contract owner or participant may redeem his contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such contract. The Company reserves the right to require the surrender of the variable annuity contract upon its termination.

      Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is "closed" for other than weekends or holidays or (ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the contract owners.

J.Voting Rights

      Individual Contract owners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to:
(i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) approval of the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

      The number of votes to which a contract owner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of an evaluation not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Persons with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy. The Home Office and Agency retirement plans of the Paul Revere Life Insurance Company held a voting interest of 43% of the total vote as of December 31, 1999.

K.Miscellaneous Provisions

 1.Ownership Rights and Limitations

      During the lifetime of the annuitant, the contract owner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new contract owner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

      The Company may rely upon the correctness of information, notice and other material furnished it by the contract owner or participant including any determination of classification of any party thereto. The contract owner shall in no event be considered an agent of the Company for any purposes under these contracts.

      To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any contract owner, participant, annuitant, a secondary annuitant or beneficiary.

 2.Transfer and Exchange Privileges

      Once each calendar year a contract owner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value, or all or a portion of any fixed accumulation to the variable accumulation value of the contract. The transfer will be made without charge to the contract owner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

 3.Splitting Units

      The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the contract owner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contract owner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.

 4.Adjustments

      The contract owners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.

 5.Experience Credits--Group Contracts

      Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

      For each of the last three fiscal years ended December 31, 1999, no experience credits have been granted.

 6.Modification of Group Contracts

      The Group Contract may be modified in any respect by written agreement between the contract owner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

                                PRIOR CONTRACTS

A.Flexible Payment Contracts Issued Prior to June 1, 1977

      The following contract provisions shall remain in effect for contracts issued prior to June 1, 1977 and shall not apply to contracts issued after that date.

      The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the contract, including payments then being made, in accordance with the following:

       Purchase  Total   Sales  Administrative
       Payments Charges Charges    Charges
       -------- ------- ------- --------------
First  $  5,000   8.0%    5.5%        2.5%
Next      5,000   7.5     5.0         2.5
Next      5,000   7.0     4.5         2.5
Next      5,000   6.5     4.0         2.5
Next      5,000   6.0*    3.5         2.5*
Next     25,000   5.0*    2.5         2.5*
Next     50,000   4.0*    1.5         2.5*
Over    100,000   2.0*   1.25        0.75*

--------
      * Maximum administrative charge deducted from one purchase payment is $500.

      Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by contract owner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

      Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B.Group Contracts Issued Prior to June 1, 1977

      The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such contracts after that date.

      The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

      A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

      Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C.Group Deposit Administration Variable Annuity Contracts

      Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master group contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these contracts were substantially the same as those outlined for contracts in this Prospectus.

      Certain of these contracts remain in force and purchase payments are continuing to be received in connection therewith.

      Such contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the contract including the payment then being made in accordance with the following table.

            Purchase  Sales
            Payments Charges
            -------- -------
     First  $15,000    5.0%
     Next    10,000    3.5
     Next    25,000    2.5
     Over    50,000    2.0

      Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual record keeping were subject to the following sales charges:

            Purchase  Sales
            Payments Charges
            -------- -------
     First  $ 15,000   7.5%
     Next     10,000   6.0
     Next     25,000   5.0
     Next     50,000   4.0
     Over    100,000   2.0

      Contracts to which the Company provided no service functions were subject to the same sales charges as applied to contracts issued between June 1, 1980 and January 1, 1984.

      Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the contract owner. In such cases the more favorable sales charge is made.

            Purchase  Total   Sales  Administrative
            Payments Charges Charges    Charges
            -------- ------- ------- --------------
     First  $  5,000   8.0%    5.5%        2.5%
     Next      5,000   7.5     5.0         2.5
     Next      5,000   7.0     4.5         2.5
     Next      5,000   6.5     4.0         2.5
     Next      5,000   6.0*    3.5         2.5*
     Next     25,000   5.0*    2.5         2.5*
     Next     50,000   4.0*    1.5         2.5*
     Over    100,000   2.0*   1.25        0.75*

--------
      *The maximum administrative charge deducted from one purchase payment is $500.

      Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (see Collection Fee, page 15)

      The Company reserves the right to modify these contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

                               FIXED ACCUMULATION

      Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which if selected by the contract owner permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3 1/2%. Accumulations under the fixed accumulation provision of these annuity contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 ("1933 Act") nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

                               FEDERAL TAX STATUS

Introduction

      The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company's tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General

      Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (see IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"), the Tax Reform Act of 1984 ("The 1984 Act"), the Tax Reform Act of 1986 ("TRA-86"), and more recently the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), the Omnibus Budget Reconciliation Act of 1989 ("OBRA") and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

      In the case of a non-qualified variable annuity contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the contract) or if the annuity contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio the cost basis in the contract bears to the expected return on the contract. The amount in excess of the "exclusion amount" is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the "exclusion ratio" will no longer apply and the whole annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non-qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments. This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59 1/2;
(b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service.

      In addition, contracts will not be treated as annuity contracts for purposes of section 72 unless the contract provides (a) that if the contract owner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owners death; and (b) if the contract owner dies prior to the annuity commencement date the entire interest must be (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the contract owner's death. However, the contract may be continued in the name of the spouse of the contract owner.

      The Company believes that the contracts described in this prospectus meet these requirements.

      Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

      The variable annuity contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the contracts.

A.Section 403(b) Plans

      Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B.Individual Retirement Annuities

      Sections 219 and 408 of the IRC permit individuals or their employers to contribute to an individual retirement program known as "Individual Retirement Annuity" or "IRA". IRA's are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

C.Corporate Pension and Profit Sharing Plans

      Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity contract to provide benefits under the plans.

D. H.R.-10 Plans

      The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as "H.R.-10" permits self-employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contribution, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

                  CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

      The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Separate Account, in the event that Fund shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contract owners in accordance with the 1940 Act.

      The company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

                               LEGAL PROCEEDINGS

      There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

                                 LEGAL OPINION

      Legal matters relating to Federal securities laws applicable to the contracts as well as all matters relating to Federal income tax laws and the insurance laws of Tennessee and other states in which contracts have been offered, have been passed upon by Susan N. Roth, Vice President and Secretary of The Paul Revere Variable Annuity Insurance Company.

                                    EXPERTS

      The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and of The Paul Revere Variable Annuity Insurance Company at December 31, 1999 and 1998, and for each of the two years ended December 31, 1999, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                      STATEMENT OF ADDITIONAL INFORMATION

                     TO BE USED WITH APRIL 30, 2000 PROSPECTUS
          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                           VARIABLE ANNUITY CONTRACTS
                                    SOLD BY
               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                  Worcester, Massachusetts 01608 508-799-4441

      This Statement of Additional Information should be used to supplement information provided by the April 30, 2000 Prospectus, which describes Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company" or "PRV").

      This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and the Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund" or "Fund") that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request received by the Insurance Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

      The date of this Statement of Additional Information is April 30, 2000.
                   The date of the Prospectus is April 30, 2000.

                               TABLE OF CONTENTS

General Information and History of the Company and the Accumulation Fund..   33
Investment Objective and Policies.........................................   34
  Management:                                                                36
    Board of Managers of the Accumulation Fund............................   36
    Directors and Principal Officers of the Company.......................   37
    Remuneration of the Board of Managers.................................   38
    Election of the Board of Managers.....................................   38
    Investment Advisory Services Investment Advisory Agreement............   39
    Sales and Administrative Services Agreement...........................   39
    Investment Sub-Advisory Agreement.....................................   40
    Ownership and Control.................................................   41
Brokerage Allocation......................................................   41
Underwriters..............................................................   43
Purchase and Pricing of Contracts.........................................   43
Annuity Payments..........................................................   44
Report of Independent Auditors............................................
Financial Statements of the Contract Accumulation Fund....................
Report of Independent Auditors............................................
Financial Statements of The Paul Revere Variable Annuity Insurance
 Company..................................................................

                             WHERE THIS INFORMATION
                              CAN BE FOUND IN THE
                                   PROSPECTUS
                               TABLE OF CONTENTS

General Information and History of the Company and the Accumulation Fund...  33
Investment Objective and Policies..........................................  34
Management:
  Board of Managers of the Accumulation Fund...............................  36
Investment Advisory Services:
  Investment Advisory Agreement............................................  39
  Sales and Administrative Services Agreement..............................  39
  Investment Sub-Advisory Agreement........................................  40
Brokerage Allocation.......................................................  41
Purchase and Pricing of Contracts..........................................  43
Annuity Payments...........................................................  44

                       GENERAL INFORMATION AND HISTORY OF
                              THE COMPANY AND THE
                               ACCUMULATION FUND

      The Company serves as insurer and principal underwriter, and as investment advisor to The Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly-owned subsidiary of UnumProvident Corporation ("UnumProvident"). UnumProvident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

      The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 ("1940 Act"). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance ("the Commissioner"). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

      The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

      The Rules and Regulations of the Accumulation Fund provide for a five-member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be "interested persons" as defined in Section 2(a) of the 1940 Act.

      Investment custodial services are provided through an agreement between the Company and The Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund's independent certified public accountant is Ernst & Young LLP, 300 Krystal Bldg, One Union Square, Chattanooga, Tennessee 37402.

      A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

      The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder's equity which the Company is required to maintain. The Company's statutory capital and surplus of $108,048,000 and $94,789,000 as of December 31, 1999 and 1998,
respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during 2000, approximately $13,068,994 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 1999, 1998 and 1997 was $14,383,000, $43,338,000, and $17,522,000, respectively. The Company declared and paid dividends to its parent, PRL of $-0- in 1999, $59,000,000 in 1998, and $2,000,000 in 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

      The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

      Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the contract owners present and entitled to vote at the meeting, if contract owners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.

      On December 31, 1999, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an "Underwriter" (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.

      The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund's assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund's policy to limit purchases in corporate short-term notes to notes rated "Prime-I" by Moody's Investors Services. The percentage of the Fund's net assets held in short-term notes at December 31, 1999, 1998, and 1997 and amounted to 1.6%, 0%, and 2.47%, respectively. MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 1999, 1998, and 1997, were 99%, 143%, and 132%, respectively. The 1998 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                                   MANAGEMENT

A.Board of Managers of the Accumulation Fund

      The property and business of the Accumulation Fund are managed by a Board of Managers elected by the owners of contracts to which variable accumulation units are credited. A majority of the Accumulation Fund's five managers namely Messr. Short and Miller and Ms. Sadowsky are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the Investment Company Act of 1940 ("1940 Act").

                            Principal Occupations
Name and Address        Age During Past 5 Years

*Donald E. Boggs,        54 Senior Vice President of PRV
 Chairman
 1 Fountain Square
 Chattanooga, TN
Gordon T. Miller, Vice   77 Retired; Former Vice President and Director of Industrial
 Chairman                   Relations of Barry Wright Corporation, Newton Lower Falls,
 14 Eastwood Road           Massachusetts.
 Shrewsbury, Massachu-
 setts
*Aubrey K. Reid, Jr.     72 Retired; Director Emeritus and Former President of PRV and PRL.
 6 Crocker Hill Drive
 Paxton, Massachusetts
 01612
Joan Sadowsky            69 Retired; Former Vice President of Human Resources, Atlas
 142 Winifred Avenue        Distributing Corporation, Auburn, Massachusetts.
 Worcester, Massachu-
 setts
William J. Short         64 President, Worcester Area Chamber of Commerce, Worcester,
 33 Waldo Street            Massachusetts
 Worcester, Massachu-
 setts

      *indicates "interested persons" as defined in the Investment Company Act of 1940.

B.Directors and Principal Officers of the Company

      The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of the Company as of December 31, 1999.

                              Principal Occupations
Name and Address          Age During Past 5 Years
James A. Ramsay            40 President, the Company; Senior Vice President,
                              UnumProvident


Thomas R. Watjen           45 Executive Vice President - Finance and Risk
                              Management, the Company and Director, the Company;
                              Executive Vice President - Finance and Risk
                              Management, UnumProvident

F. Dean Copeland           61 Executive Vice President - Legal and
                              Administrative Affairs and Assistant Secretary and
                              Director, the Company; Executive Vice President -
                              Legal and Administrative Affairs and Assistant
                              Secretary, UnumProvident


Elaine D. Rosen            47 Executive Vice President - Customer Developement
                              and Director; the Company; Executive Vice
                              President - Customer Developement, UnumProvident


Ralph A. Rogers, Jr.       51 Senior Vice President, the Company; UnumProvident


Robert C. Greving          48 Senior Vice President and Chief Actuary, the
                              Company; UnumProvident


John M. Lang               40 Senior Vice President and Treasurer, the Company;
                              UnumProvident


Vicki W. Corbet            47 Vice President and Controller, the Company;
                              UnumProvident

Susan N. Roth              41 Secretary, the Company, UnumProvident


James L. Moody, Jr.        68 Director, the Company; UnumProvident;Director,
                              Empire Company Limited; Director, IDEXX
                              Laboratories; Director, Staples, Inc.

Burton E. Sorensen         70 Director, the Company, UnumProvident; Director,
                              The ServiceMaster Company

C.Remuneration of the Board of Managers

      The Accumulation Fund is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (see Prospectus, page 14). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 1999 was $4,800. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

                               COMPENSATION TABLE

        (1)                 (2)              (3)              (4)               (5)
                                          Pension or
                                          Retirement                     Total Compensation
                         Aggregate     Benefits Accrued Estimated Annual  From Registrant
Name of Person,      Compensation From As Part of Fund   Benefits Upon    and Fund Complex
Position                Registrant         Expenses        Retirement    Paid to Directors
---------------      ----------------- ---------------- ---------------- ------------------
Donald E. Boggs                0               0                0                   0
Chairman
Gordon T. Miller          $1,800               0                0              $1,800
Vice Chairman
Aubrey K. Reid, Jr.            0               0                0                   0
Member
Joan Sadowsky             $1,800               0                0              $1,800
Member
William J. Short          $1,200               0                0              $1,200
Member

D.Election of the Board of Managers

      Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

      Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Members of the Board of Managers whose terms continue, namely Ms. Sadowsky, Mr. Miller and Mr. Short are not deemed to be "interested persons" as defined in the 1940 Act. Of the three members of the Board of Managers whose terms continue, Mr. Boggs and Mr. Reid are deemed to be an "interested person" by virtue of his status as active or retired officer and/or director of the Investment Advisor.

                          INVESTMENT ADVISORY SERVICES

      The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by contract owners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund's Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

      Under the agreement, the Company agrees to provide "investment advisory services" to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

      Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

      In connection with the Company's obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Fund.

      For its advisory services to the Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid weekly by the Fund. At December 31, 1999, the net asset values for each series of the Fund were $20.81 (Series N) and $20.22 (Series Q). For the fiscal years ended December 31, 1999, 1998 and 1997 the Company received fees under the agreement aggregating $171,040, $149,556 and $129,238, respectively.

Sales and Administrative Services Agreement

      The Company also acts as principal underwriter and performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.

      Under the agreement, the Company acts as principal underwriter and performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 1999, 1998, and 1997 were $2,623, $1,159, and $2,707, respectively.

      The Company also received $342,028, $299,109, and $258,476, from the Accumulation Fund during 1999, 1998, and 1997, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

        The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

                       INVESTMENT SUB-ADVISORY AGREEMENT

      Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement ("Sub-Agreement") with Massachusetts Financial Services Company ("MFS") which was approved by a majority of contract owners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

      Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to (i) perform research and evaluate pertinent data; (ii) provide the Board with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub-Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)

      For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 1999, 1998 and 1997, respectively, the Company paid MFSI a total of $119,042, $103,384 and $96,826, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.

      MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

      MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

      As of December 31, 1999, MFS and its subsidiaries had over $136 billion in assets under management, which included over $25 billion managed by MFSI.

      MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts.

      The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.

 Name and Address        Principal Occupation
 ----------------        --------------------
 *Thomas J. Cashman, Jr. Chairman and Director of MFSI and Director and
                         Executive Vice President of MFS.

 *Arnold D. Scott        Senior Executive Vice President and Director
                         of MFS and Director of MFSI.

 *Jeffrey L. Shames      Chairman, Chief Executive Officer and Director
                         of MFS and Director of MFSI.

 *Joseph J. Trainor      President and Director of MFSI.

      *Address is:
      500 Boylston Street
      Boston, Massachusetts

                             OWNERSHIP AND CONTROL

      As of December 31, 1999, the members of the Board of Managers of the Accumulation Fund and the directors and principal officers of the Company as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record 11,500 units, being approximately .008% of the total. The Home Office and the Agency retirement plans of The Paul Revere Corporation were the only contract owners who, as of the above date, directly or indirectly owned, controlled or held with power to vote units representing 5% or more of the total vote. Their combined interests were represented by 565,568 units, representing 43% of the total vote.

                              BROKERAGE ALLOCATION

      MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers.

      The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

      MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer's markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

      Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund.

      The term "broker and research services" includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

      It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI's other clients.

      This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker/dealers may be willing to furnish statistical research and other factual information or services ("research") to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such "research" to MFSI.

      MFSI's investment management personnel attempt to evaluate the quality of "research" provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such "research" because a substantial number of transactions were effected through brokers who provide "research" but were selected principally because of their execution capabilities.

      In certain instances, there may be securities which are suitable for the Accumulation Fund's portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund's ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.

      Brokerage commissions paid in the years ended December 31, 1999, 1998, and 1997 amounted to $50,580, $79,252, and $63,648, respectively. Brokerage commissions were paid to 63 brokers in 1999. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

                                  UNDERWRITERS

      The Company is the principal underwriter for contracts offered by the Prospectus. The contracts offered by the Prospectus are available at any time during the year covered by the Prospectus. The Company did not receive any underwriting commissions for the sale of these contracts.


                              PURCHASE AND PRICING
                                  OF CONTRACTS

      The contracts offered by the Prospectus will only be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts. Purchase payments are due and payable by the contract owner at the Home Office at a time required by either the contract or any other basis mutually agreeable by the contract owner and the Company. The contract owner is to furnish any information that may be required by the Company as reasonably necessary for the proper crediting of the purchase payment.

      Please refer to the Prospectus for a description of each contract offered by the Prospectus (Prospectus, page 17) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 14).

      The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

      The Flexible Purchase Payment Variable Annuity Contract ("Flexible") provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

      The Single Payment Variable Annuity Contract ("Single") provides for a purchase of the contract in one sum at the time the contract is issued and for an annuity subsequent to the issue date of the contract.

      Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

      The Individual "Level Charge" Variable Annuity Contract ("Level") is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code. This contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

      The Group Variable Annuity Contract ("Group") is designed primarily to be issued as a master group contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This contract provides for variable accumulation only.

      Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 18).

                                ANNUITY PAYMENTS

      The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 15).

      Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 15).

                            Illustration of Variable
                          Annuity Payment Calculation

Value applied to provide an annuity:                                  $  47,750
  multiplied by
Annuity purchase rate                                                 $6.40 per
(from tables):                                                        $   1,000
  equals
Tabular annuity amount:                                               $  305.60
  divided by
Annuity unit value on the valuation when the number of annuity units
 is determined:                                                       $0.522602
  equals
Number of annuity units determining each monthly annuity payment:       584.766
  multiplied by
Annuity unit value for valuation two weeks preceding date annuity
 benefit payable:                                                     $0.533170
  equals
Annuity payment for month in dollars:                                 $  311.78

      The annuity payment due for each succeeding month is computed in the same manner using the fixed figure determined for the number of annuity units (e.g. 584.766) and the then applicable annuity unit value for the valuation two weeks preceding the date the annuity benefit is payable.

                         REPORT OF INDEPENDENT AUDITORS



The Owners of Variable Annuity Contracts of The Paul Revere
Variable Annuity Insurance Company and the Board of
Managers of The Paul Revere Variable Annuity Contract
Accumulation Fund of The Paul Revere Variable Annuity
Insurance Company


We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-qualified Portfolios) as of December 31, 1999 and 1998, including the statement of investments as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1999, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 1999 and 1998, the results of its operations and the changes in its net assets for each of the three years in the period ended December 31, 1999, and the supplementary information for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                  ERNST & YOUNG LLP


Chattanooga, Tennessee
January 24, 2000

Statements of Assets and Liabilities

                                                                                December 31,
                                                            1999          1998           1999             1998
                                                          Series Q      Series Q       Series N         Series N
                                                        (Qualified)   (Qualified)   (Non-Qualified)  (Non-Qualified)
                                                        ------------  ------------  ---------------  ---------------
ASSETS

Investments in securities at market value
 (Cost: Series Q 1999-$18,887,810, 1998-$19,178,659)
 (Cost: Series N 1999-$4,682,837, 1998-$5,278,593)
 (see Statement of Investments)                         $28,498,687   $26,260,278       $7,160,424       $7,250,200
Cash                                                          4,520        85,709          173,142           16,461
Dividends receivable                                          7,567        16,612            1,759            4,480
Receivable for investments sold                              65,167        75,057           17,005           26,456
                                                        -----------   -----------       ----------       ----------
   Total assets                                          28,575,941    26,437,656        7,352,330        7,297,597
                                                        -----------   -----------       ----------       ----------

LIABILITIES

Surrenders payable                                               --        15,146               --            3,663
Payable for investments purchased                            77,192       114,052           19,654           29,197
Payable to The Paul Revere Variable Annuity
 Insurance Company                                          497,587       362,848          219,872           81,081
Other                                                            --         2,202               --               58
                                                        -----------   -----------       ----------       ----------
   Total liabilities                                        574,779       494,248          239,526          113,999
                                                        -----------   -----------       ----------       ----------

TOTAL NET ASSETS                                        $28,001,162   $25,943,408       $7,112,804       $7,183,598
                                                        ===========   ===========       ==========       ==========


CONTRACT OWNERS' EQUITY

Deferred contracts terminable by owner                  $22,256,041   $21,615,662       $4,466,397       $5,144,222
Currently payable contracts                               5,745,121     4,327,746        2,646,407        2,039,376
                                                        -----------   -----------       ----------       ----------
   Total net assets                                     $28,001,162   $25,943,408       $7,112,804       $7,183,598
                                                        ===========   ===========       ==========       ==========

ACCUMULATION UNITS OUTSTANDING                            1,384,747     1,715,402          341,729          474,699
                                                        ===========   ===========       ==========       ==========

NET ASSET VALUE PER ACCUMULATION UNIT                       $20.221       $15.124          $20.814          $15.133
                                                        ===========   ===========       ==========       ==========


See accompanying notes to financial statements.

Statements of Changes in Net Assets

                                                                  For the years ended December 31,
                                                               1999             1998             1997
                                                             Series Q         Series Q         Series Q
                                                            (Qualified)      (Qualified)      (Qualified)
                                                          ---------------  ---------------  ---------------
INCREASE IN NET ASSETS

Operations:
Net investment income (loss)                                 $  (276,056)     $  (154,286)     $    34,747
Net realized gain on investments                               5,429,040        3,927,590        5,091,490
Net increase in unrealized appreciation of investments         2,529,347        2,960,111          307,210
                                                             -----------      -----------      -----------
 Increase in net assets from operations                        7,682,331        6,733,415        5,433,447
Contract receipts:
Gross purchase payments received                                  44,524           66,629           47,982
Deductions from purchase payments                                  2,074              852            2,060
                                                             -----------      -----------      -----------
 Net purchase payments received                                   42,450           65,777           45,922
Payments to contract owners:
Annuity payments to contract owners                              546,059          490,751          378,254
Terminations and withdrawals to contract owners                5,403,945        1,548,428        1,783,911
                                                             -----------      -----------      -----------
 Total payments to contract owners                             5,950,004        2,039,179        2,162,165
                                                             -----------      -----------      -----------
 Net contract payments to contract owners                     (5,907,554)      (1,973,402)      (2,116,243)
Other increases (decreases)                                      282,977         (282,853)          78,932
                                                             -----------      -----------      -----------
 Total increase in net assets                                  2,057,754        4,477,160        3,396,136

NET ASSETS

Beginning of year                                             25,943,408       21,466,248       18,070,112
                                                             -----------      -----------      -----------
End of year                                                  $28,001,162      $25,943,408      $21,466,248
                                                             ===========      ===========      ===========


                                                                  For the years ended December 31,
                                                               1999             1998             1997
                                                             Series N         Series N         Series N
                                                          (Non-qualified)  (Non-qualified)  (Non-qualified)
                                                          --------------   --------------   --------------
INCREASE IN NET ASSETS

Operations:
Net investment loss                                          $   (82,825)     $   (57,763)     $   (17,250)
Net realized gain on investments                               1,790,732        1,106,946        1,359,361
Net increase in unrealized appreciation of investments           505,981          830,473          115,793
                                                             -----------      -----------      -----------
 Increase in net assets from operations                        2,213,888        1,879,656        1,457,904
Contract receipts:
Gross purchase payments received                                   6,249            4,269            9,995
Deductions from purchase payments                                    246              307              647
                                                             -----------      -----------      -----------
 Net purchase payments received                                    6,003            3,962            9,348
Payments to contract owners:
Annuity payments to contract owners                              267,038          244,083          198,891
Terminations and withdrawals to contract owners                2,222,991          308,059          254,751
                                                             -----------      -----------      -----------
 Total payments to contract owners                             2,490,029          552,142          453,642
                                                             -----------      -----------      -----------
 Net contract payments to contract owners                     (2,484,026)        (548,180)        (444,294)
Other increases (decreases)                                      199,344         (165,154)          63,860
                                                             -----------      -----------      -----------
 Total increase (decrease) in net assets                         (70,794)       1,166,322        1,077,470

NET ASSETS

Beginning of year                                              7,183,598        6,017,276        4,939,806
                                                             -----------      -----------      -----------
End of year                                                  $ 7,112,804      $ 7,183,598      $ 6,017,276
                                                             ===========      ===========      ===========

See accompanying notes to financial statements.

Statements of Operations

                                                                     For the years ended December 31,
                                                                 1999            1998             1997
                                                              Series Q         Series Q         Series Q
                                                             (Qualified)      (Qualified)      (Qualified)
                                                            --------------   --------------   --------------
INVESTMENT INCOME

Income:
 Dividends                                                    $  122,168       $  151,836       $  211,880
 Interest                                                         19,589           57,336          138,669
                                                              ----------       ----------       ----------
  Total income                                                   141,757          209,172          350,549
                                                              ----------       ----------       ----------

Expenses:
 Mortality and expense risk fees                                 270,142          233,905          202,101
 Investment management and advisory service fees                 135,071          116,953          101,051
 Professional services                                            12,600           12,600           12,650
                                                              ----------       ----------       ----------
  Total expenses                                                 417,813          363,458          315,802
                                                              ----------       ----------       ----------

Net investment income (loss)                                    (276,056)        (154,286)          34,747
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS

Net realized gain on investments sold                          5,429,040        3,927,590        5,091,490
Net increase in unrealized appreciation of investments         2,529,347        2,960,111          307,210
                                                              ----------       ----------       ----------
Net realized and unrealized gain on investments                7,958,387        6,887,701        5,398,700
                                                              ----------       ----------       ----------
Increase in net assets from operations                        $7,682,331       $6,733,415       $5,433,447
                                                              ==========       ==========       ==========


                                                                   For the years ended December 31,
                                                                1999             1998             1997
                                                              Series N         Series N         Series N
                                                           (Non-qualified)  (Non-qualified)  (Non-qualified)
                                                           --------------   --------------   --------------
INVESTMENT INCOME

Income:
 Dividends                                                    $   32,459       $   42,373       $   57,959
 Interest                                                            105            5,231           16,943
                                                              ----------       ----------       ----------
  Total income                                                    32,564           47,604           74,902
                                                              ----------       ----------       ----------

Expenses:
 Mortality and expense risk fees                                  71,886           65,204           56,375
 Investment management and advisory service fees                  35,943           32,603           28,187
 Professional services                                             7,560            7,560            7,590
                                                              ----------       ----------       ----------
  Total expenses                                                 115,389          105,367           92,152
                                                              ----------       ----------       ----------

Net investment loss                                              (82,825)         (57,763)         (17,250)
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS

Net realized gain on investments sold                          1,790,732        1,106,946        1,359,361
Net increase in unrealized appreciation of investments           505,981          830,473          115,793
                                                              ----------       ----------       ----------
Net realized and unrealized gain on investments                2,296,713        1,937,419        1,475,154
                                                              ----------       ----------       ----------
Increase in net assets from operations                        $2,213,888       $1,879,656       $1,457,904
                                                              ==========       ==========       ==========

See accompanying notes to financial statements.

Statement of Investments
December 31, 1999

                                              Series Q (Qualified)                      Series N (Non-Qualified)
                                              --------------------                      ------------------------
Securities of                         Number                          % of      Number                             % of
Unaffiliated Companies                  of                 Market      Net       of                    Market       Net
                                      Shares     Cost       Value     Assets    Shares       Cost       Value     Assets
                                      ------  ----------  ----------  ------    ------     --------  -----------  ------
COMMON STOCKS

Aerospace/Defense
 Honeywell International, Inc.         1,880  $  118,042  $  108,453     0.39%     480     $ 30,139   $   27,690    0.39%
                                              ----------  ----------                       --------  -----------

Auto - Original Equipment
 Danaher Corporation                   2,660     177,156     128,345     0.46%     610       40,202       29,433    0.41%
                                              ----------  ----------                       --------  -----------

Broadcasting
 CBS Corporation                       6,240     219,183     398,970             1,560       55,513       99,743
 Clear Channel Communications          2,856     151,169     254,898               654       33,836       58,370
 Comcast Corporation Class A Special   6,330     227,702     318,083             1,630       58,569       81,908
 Entercom Communications Corp.         3,170     114,120     209,219               810       29,160       53,460
 Infinity Broadcasting Corporation    10,100     257,423     365,494             2,730       69,617       98,791
 Media One Group, Inc.                 3,270     269,860     251,177               820       67,602       62,986
 Univision Communications, Inc.        2,970     109,305     303,497               750       27,788       76,641
                                              ----------  ----------                       --------  -----------
                                               1,348,762   2,101,338     7.50%              342,085      531,899    7.48%
                                              ----------  ----------                       --------  -----------

Computer Software - PC
 Ceridian Corporation                  8,810     222,562     189,966             2,130       53,129       45,927
 International Business Machines Corp.   400      54,083      43,199                80       10,817        8,640
 Microsoft Corporation                13,260     654,462   1,548,105             3,280      160,486      382,940
                                              ----------  ----------                       --------  -----------
                                                 931,107   1,781,270     6.36%              224,432      437,507    6.15%
                                              ----------  ----------                       --------  -----------

Computer Software - Systems
 Affiliated Computer Services Class A  5,740     201,126     264,040             1,470       51,124       67,620
 BMC Software, Inc.                    7,520     264,389     601,130             1,880       66,701      150,282
 Cisco Systems, Inc.                   7,030     460,862     753,089             1,730      113,558      185,326
 Citrix Systems, Inc.                  2,080     111,956     255,840               330       19,210       40,590
 Computer Associates  Int'l, Inc.      4,560     272,891     318,914             1,150       68,994       80,428
 Compuware Corporation                 9,510     181,262     354,248             2,310       44,090       86,048
 Comverse Technology, Inc.               590      69,903      85,403               180       21,326       26,054
 DST Systems, Inc.                     3,170     169,649     241,911               820       44,546       62,576
 EMC Corporation                       3,860      76,782     421,705               990       19,339      108,158
 First Data Corporation                6,150     275,305     303,272             1,540       69,188       75,941
 Galileo International, Inc.           2,080      91,124      62,270               480       20,629       14,370
 General Instrument Corporation        2,970     113,038     252,450               750       28,545       63,750
 Liberate Technologies, Inc.             490      82,347     125,930               140       23,528       35,980
 Network Solutions, Inc.                 490      39,093     106,606                80        6,383       17,405
 Oracle Corporation                    8,410     162,859     942,445             2,095       48,509      234,771
 Phone.com, Inc.                         500      82,937      57,969                90       14,929       10,434
 S1 Corporation                        2,380      83,831     185,938               570       20,077       44,531
 Siebel Systems, Inc.                  3,960     121,673     332,640               990       30,393       83,160
 SunGard Data Systems, Inc.            4,350     172,164     103,313             1,060       41,932       25,175
 Sun Microsystems, Inc.                5,310     189,639     411,193             1,250       46,255       96,797
 Synopsys, Inc.                        1,580      80,580     105,465               410       20,910       27,368
 Veritas Software Corporation          3,020     118,015     432,238               740       28,840      105,913
                                              ----------  ----------                       --------  -----------
                                               3,421,425   6,718,009    24.00%              849,006    1,642,677   23.10%
                                              ----------  ----------                       --------  -----------

Consumer Goods & Services
 Clorox Company                        2,680     147,870     135,005               750       41,251       37,781
 Dial Corporation                      4,660     116,653     113,295             1,140       28,192       27,716
 Tyco International, Ltd.             17,232     246,159     669,894             3,950       56,903      153,556
                                              ----------  ----------                       --------  -----------
                                                 510,682     918,194     3.28%              126,346      219,053    3.08%
                                              ----------  ----------                       --------  -----------

Containers
 Corning, Inc.                         4,060     280,881     523,486     1.87%     990       68,370      127,648    1.79%
                                              ----------  ----------                       --------  -----------

Electrical Equipment
 Agilent Technologies, Inc.              340      10,200      26,286                80        2,400        6,185
 General Electric Company              4,160     460,509     643,759               990       98,172      153,202
 Hitachi Ltd. - ADR                      500      68,125      80,938               100       13,625       16,188
 Teradyne, Inc.                        3,760     109,333     248,160               990       28,587       65,340
                                              ----------  ----------                       --------  -----------
                                                 648,167     999,143     3.57%              142,784      240,915    3.39%
                                              ----------  ----------                       --------  -----------

See accompanying notes to financial statements.

Statement of Investments (continued)
December 31, 1999

                                                 Series Q (Qualified)                       Series N (Non-Qualified)
                                                 --------------------                       ------------------------
                                         Number                           % of     Number                              % of
                                           of                 Market       Net       of                     Market     Net
                                         Shares      Cost      Value     Assets    Shares        Cost       Value     Assets
                                         ------    -------    -------  ----------  ------      --------  -----------  ------
Electronics
 Analog Devices, Inc.                     5,350  $  143,207  $  497,550              1,410      $ 39,986     $131,129
 Intel Corporation                        5,650     424,356     465,065              1,390       104,859      114,414
 W. W. Grainger, Inc.                     2,280     113,457     109,013                570        28,354       27,253
                                                 ----------   ---------                         --------  -----------
                                                    681,020   1,071,628       3.83%              173,199      272,796    3.84%
                                                 ----------   ---------                         --------  -----------

Energy
 Conoco, Inc. Class B                     4,250     118,097     105,719              1,060        29,466       26,368
 Exxon Mobil Corporation                  3,100     258,130     249,743                780        64,949       62,839
 Halliburton Company                      2,000      75,069      80,500                500        18,767       20,125
 Williams Companies, Inc.                 3,670     175,877     112,164                900        43,125       27,506
                                                 ----------   ---------                         --------  -----------
                                                    627,173     548,126       1.96%              156,307      136,838    1.92%
                                                 ----------   ---------                         --------  -----------

Entertainment
 Carnival Corporation Class A             1,290      58,127      61,678                330        14,870       15,778
 Time Warner, Inc.                        6,340     225,104     459,254              1,560        51,296      113,002
                                                 ----------   ---------                         --------  -----------
                                                    283,231     520,932       1.86%               66,166      128,780    1.81%
                                                 ----------   ---------                         --------  -----------

Financial Institutions
 American Express Company                   890      98,687     147,963                240        24,680       39,900
 Associates First Capital Corporation     6,530     233,155     179,167              1,630        60,063       44,723
 Chase Manhattan Corporation              1,580     118,312     122,746                420        31,450       32,629
 Citigroup, Inc.                          4,750     189,015     263,921              1,230        48,849       68,342
 Morgan Stanley Dean Witter,
    Discover and Company                  2,480     215,896     354,020                650        57,984       92,788
 Providian Financial Corporation          1,580     149,252     143,879                420        40,307       38,246
 State Street Corporation                 4,060     283,092     296,634              1,060        73,385       77,446
                                                 ----------   ---------                         --------  -----------
                                                  1,287,409   1,508,330       5.39%              336,718      394,074    5.54%
                                                 ----------   ---------                         --------  -----------

Food & Beverage
 Seagram Company, Ltd.                    1,580      71,105     71,001        0.25%    420        18,901       18,874    0.27%
                                                 ----------   ---------                         --------  -----------

Insurance
 American International Group, Inc.       2,695     248,169     291,397                725        66,827       78,391
 AXA Financial, Inc.                      6,540     191,633     221,543              1,630        47,297       55,216
 CIGNA Corporation                        1,870     169,088     150,652                450        40,663       36,253
 Lincoln National Corporation             2,970     120,634     118,800                740        30,891       29,600
                                                 ----------   ---------                         --------  -----------
                                                    729,524     782,392       2.80%              185,678      199,460    2.80%
                                                 ----------   ---------                         --------  -----------

Leisure Time
 Royal Caribbean Cruises Ltd.                                                          480        19,421       23,670    0.33%
                                                                                                --------  -----------

Medical & Health Products
 American Home Products Corporation       5,740     310,338     226,371              1,480        80,074       58,368
 Bausch & Lomb, Inc.                      2,680     185,786     183,413                680        47,178       46,538
 Bristol Myers Squibb Company             5,140     240,932     329,924              1,310        60,209       84,086
 Elan Corp., Plc - ADR                    5,702     201,627     168,208
 Guidant Corporation                      3,560     158,023     167,320                900        41,552       42,300
 Medtronic, Inc.                          6,630     238,763     241,581              1,560        56,271       56,842
 Pharmacia & Upjohn, Inc.                 5,040     291,925     226,800              1,230        71,159       55,350
                                                 ----------   ---------                         --------  -----------
                                                  1,627,394   1,543,617       5.51%              356,443      343,484    4.83%
                                                 ----------   ---------                         --------  -----------

Printing & Publishing
 Scholastic Corporation                   1,580      66,360      98,256                410        17,220       25,497
 Tribune Company                          4,950     201,000     272,559              1,310        53,461       72,132
                                                 ----------   ---------                         --------  -----------
                                                    267,360     370,815       1.32%               70,681       97,629    1.37%
                                                 ----------   ---------                         --------  -----------

Restaurants
 McDonald's Corporation                   2,600      88,807     104,813                900        32,749       36,281
 Wendy's International, Inc.              4,840     115,214      99,825              1,230        29,344       25,369
                                                 ----------   ---------                         --------  -----------
                                                    204,021     204,638       0.73%               62,093       61,650    0.87%
                                                 ----------   ---------                         --------  -----------

Semiconductor Equipment
 Applied Materials, Inc.                  1,090      69,215     138,089                240        15,240       30,405
 KLA-Tencor Corporation                     490      43,365      54,574                 90         7,965       10,024
 Novellus Systems, Inc.                   1,980     128,096     242,612                480        31,120       58,815
                                                 ----------   ---------                         --------  -----------
                                                    240,676     435,275       1.55%               54,325       99,244    1.40%
                                                 ----------   ---------                         --------  -----------

See accompanying notes to financial statements.

Statement of Investments (continued)
December 31, 1999

                                                   Series Q (Qualified)                       Series N (Non-Qualified)
                                                   --------------------                       ------------------------
                                           Number                               % of     Number                              % of
                                             of                    Market        Net       of                    Market      Net
                                           Shares      Cost         Value      Assets    Shares      Cost        Value      Assets
                                           ------    -------       -------   ----------  ------   ----------  -----------   ------
Semiconductors
 Altera Corporation                         4,350  $   131,588  $   215,597             1,140    $   34,485   $   56,501
 Atmel Corporation                         12,580      233,560      371,896             3,130        58,111       92,531
 LSI Logic Corporation                      6,330      166,370      427,275             1,560        40,918      105,300
 Motorola, Inc.                             3,070      227,997      452,058               820        61,608      120,744
 National Semiconductor Corp.               5,940      154,301      254,306             1,480        38,250       63,363
 Texas Instruments, Inc.                    2,180      111,173      211,188               560        28,422       54,250
                                                   -----------  -----------                      ----------   ----------
                                                     1,024,989    1,932,320    6.90%                261,794      492,689     6.93%
                                                   -----------  -----------                      ----------   ----------
Stores
 BJ's Wholesale Club, Inc.                  5,440       86,382      198,560             1,310        21,818       47,815
 CVS Corporation                            7,030      259,393      280,761             1,720        64,745       68,693
 Lowe's Companies, Inc.                     4,550      182,411      271,862             1,150        44,182       68,713
 Office Depot, Inc.                        11,730      144,539      128,297             2,380        30,155       26,031
 Tandy Corporation                          2,600      127,350      127,888               680        33,436       33,448
 TJX Companies, Inc.                        6,530      188,638      133,457             1,630        47,042       33,313
                                                   -----------  -----------                      ----------   ----------
                                                       988,713    1,140,825    4.07%                241,378      278,013     3.91%
                                                   -----------  -----------                      ----------   ----------
Supermarkets
 Kroger Company                            13,860      234,233      261,608             3,450        57,596       65,119
 Safeway Inc.                               3,270      111,089      116,289               770        25,981       27,383
 Wal-Mart Stores, Inc.                      6,530      133,430      451,386             1,630        30,330      112,674
                                                   -----------  -----------                      ----------   ----------
                                                       478,752      829,283    2.96%                113,907      205,176     2.88%
                                                   -----------  -----------                      ----------   ----------
Telecommunications
 Ancor Communications, Inc.                   875       67,267       59,391               215        16,533       14,593
 AT&T Canada, Inc.                          2,380       75,326       95,795               330        10,333       13,283
 AT&T Corporation                           4,360      115,605      247,429             1,150        30,492       65,263
 Broadwing, Inc.                            1,690       32,734       62,319               420         8,135       15,488
 Cable & Wireless Plc - ADR                 2,800      137,047      148,225               680        33,283       35,998
 California Amplifier, Inc.                 2,400       67,425       63,150               680        19,003       17,893
 CenturyTel, Inc.                           4,850      136,144      229,769             1,230        35,436       58,271
 EchoStar Communications
    Corporation Class A                       300       21,300       29,250                90         6,390        8,775
 Ericsson L M Tel Co. - ADR Series B                                                    1,720        71,495      112,982
 GTE Corporation                            2,480      184,401      174,995               570        42,580       40,221
 Global Crossing Ltd.                       1,400       62,823       70,000               390        17,484       19,500
 Global TeleSystems Group, Inc.             2,290       79,687       79,291               600        20,877       20,775
 Hearst-Argyle Television, Inc.             2,180       56,063       58,043               570        14,602       15,176
 Jazztel Plc - ADR                          2,710      129,110      176,489               690        32,545       44,936
 MCI Worldcom, Inc.                        10,095      293,103      535,666             2,445        70,736      129,738
 Nextel Communications, Inc. Class A        2,770      148,142      285,656               650        35,606       67,031
 Nokia Corp. - ADR Series A                                                               660        82,295      125,399
 Nortel Networks Corporation                5,350      161,939      540,350             1,310        39,600      132,310
 NTL, Inc.                                  1,490      123,718      185,878               340        26,945       42,415
 Sprint Corporation PCS Group               3,280      247,101      336,199               870        68,187       89,174
 Telesystem International Wireless          4,000      121,317      149,000             1,100        33,070       40,975
 Tritel, Inc.                                  40          720        1,268                10           180          317
 Williams Communications Group                640       14,720       18,520               145         3,335        4,196
                                                   -----------  -----------                      ----------   ----------
                                                     2,275,692    3,546,683   12.67%                719,142    1,114,709    15.67%
                                                   -----------  -----------                      ----------   ----------
Transportation
 Harley-Davidson, Inc.                      2,180       89,601      139,656    0.50%      570        23,320       36,516     0.51%
                                                   -----------  -----------                      ----------   ----------

Total Common Stocks                                 18,312,882   27,923,759   99.73%              4,682,837    7,160,424   100.67%
                                                   -----------  -----------                      ----------   ----------

Short-Term Investments
 Federal Home Loan Mortgage Corporation
     1 1/2% Due 1/3/2000                               574,928      574,928    2.05%
                                                   -----------  -----------

Total Investments                                   $18,887,810   28,498,687  101.78%             $4,682,837    7,160,424   100.67%
                                                   ============  -----------                      ==========   ----------

Other Assets Less Liabilities                                       (497,525)  (1.78%)                            (47,620)   (0.67%)
                                                                 -----------                                   ----------

Total Net Assets                                                 $28,001,162  100.00%                          $7,112,804   100.00%
                                                                 ===========                                  ===========

See accompanying notes to financial statements.

Supplementary Information
Selected Per Unit Data and Ratios

                                                              Years Ended December 31,
                                                      1999      1998      1997     1996    1995
                                                    --------  --------  --------  ------  ------
PER UNIT DATA (a)
Series Q (Qualified)

Investment income                                   $ 0.094   $ 0.116   $ 0.177   $0.153  $0.119
Expenses                                              0.277     0.202     0.159    0.133   0.096
                                                    -------   -------   -------   ------  ------

Net investment income (loss)                         (0.183)   (0.086)    0.018    0.020   0.023
Net realized and unrealized gains on investments      5.280     3.836     2.723    1.551   1.711
                                                    -------   -------   -------   ------  ------

Net increase in net asset value                       5.097     3.750     2.741    1.571   1.734
Accumulation unit net asset value:
 Beginning of year                                   15.124    11.374     8.633    7.062   5.328
                                                    -------   -------   -------   ------  ------
 End of year                                        $20.221   $15.124   $11.374   $8.633  $7.062
                                                    =======   =======   =======   ======  ======


Series N (Non-qualified)

Investment income                                   $ 0.083   $ 0.096   $ 0.135   $0.137  $0.117
Expenses                                              0.296     0.212     0.166    0.134   0.109
                                                    -------   -------   -------   ------  ------

Net investment income (loss)                         (0.213)   (0.116)   (0.031)   0.003   0.008
Net realized and unrealized gains on investments      5.894     3.891     2.660    1.459   1.769
                                                    -------   -------   -------   ------  ------

Net increase in net asset value                       5.681     3.775     2.629    1.462   1.777
Accumulation unit net asset value:
 Beginning of year                                   15.133    11.358     8.729    7.267   5.490
                                                    -------   -------   -------   ------  ------
 End of year                                        $20.814   $15.133   $11.358   $8.729  $7.267
                                                    =======   =======   =======   ======  ======

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                                                             Years Ended December 31,
                                                                      1999     1998     1997     1996    1995
                                                                     -----    -----    -----    -----   -----
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance               1.56%    1.57%    1.59%    1.57%   1.55%
Net investment income (loss) to average accumulation fund balance    (1.03%)  (0.67%)   0.18%    0.24%   0.38%
Portfolio turnover rate                                                 98%     143%     130%      78%     64%
Accumulation units outstanding at the end of the year
 (in thousands)                                                      1,385    1,715    1,887    2,093   5,491

Series N (Non-qualified)

Operating expenses to average accumulation fund balance               1.62%    1.63%    1.67%    1.69%   1.71%
Net investment income (loss) to average accumulation fund balance    (1.16%)  (0.90%)  (0.31%)   0.04%   0.13%
Portfolio turnover rate                                                103%     143%     139%      94%     67%
Accumulation units outstanding at the end of the year
 (in thousands)                                                        342      475      530      566     586




See accompanying notes to financial statements.

Supplementary Information
Selected Per Unit Data and Ratios (continued)

                                                                        Years Ended December 31,
                                                               1994      1993      1992     1991     1990
                                                             --------  --------  --------  ------  --------
PER UNIT DATA (a)
Series Q (Qualified)

Investment income                                            $ 0.081   $ 0.054   $ 0.068   $0.093  $ 0.116
Expenses                                                       0.073     0.079     0.076    0.066    0.055
                                                             -------   -------   -------   ------  -------

Net investment income (loss)                                   0.008    (0.025)   (0.008)   0.027    0.061
Net realized and unrealized gains (losses) on investments     (0.020)    0.291     0.159    1.295   (0.107)
                                                             -------   -------   -------   ------  -------

Net increase (decrease) in net asset value                    (0.012)    0.266     0.151    1.322   (0.046)
Accumulation unit net asset value:
 Beginning of year                                             5.340     5.074     4.923    3.601    3.647
                                                             -------   -------   -------   ------  -------
 End of year                                                 $ 5.328   $ 5.340   $ 5.074   $4.923  $ 3.601
                                                             =======   =======   =======   ======  =======


Series N (Non-qualified)

Investment income                                            $ 0.099   $ 0.055   $ 0.071   $0.085  $ 0.111
Expenses                                                       0.102     0.092     0.094    0.076    0.072
                                                             -------   -------   -------   ------  -------

Net investment income (loss)                                  (0.003)   (0.037)   (0.023)   0.009    0.039
Net realized and unrealized gains (losses) on investments     (0.023)    0.318     0.194    1.361   (0.102)
                                                             -------   -------   -------   ------  -------

Net increase (decrease) in net asset value                    (0.026)    0.281     0.171    1.370   (0.063)
Accumulation unit net asset value:
 Beginning of year                                             5.516     5.235     5.064    3.694    3.757
                                                             -------   -------   -------   ------  -------
 End of year                                                 $ 5.490   $ 5.516   $ 5.235   $5.064  $ 3.694
                                                             =======   =======   =======   ======  =======

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                                                              Years Ended December 31,
                                                                      1994     1993     1992     1991    1990
                                                                     -----    -----    -----    -----   -----
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance               1.55%    1.56%    1.56%    1.56%   1.58%
Net investment income (loss) to average accumulation fund balance     0.17%   (0.50%)  (0.17%)   0.64%   1.76%
Portfolio turnover rate                                                 64%      59%      61%      98%     80%
Accumulation units outstanding at the end of the year
 (in thousands)                                                      5,597    5,700    5,753    5,839   5,961

Series N (Non-qualified)

Operating expenses to average accumulation fund balance               1.73%    1.73%    1.74%    1.76%   1.80%
Net investment income (loss) to average accumulation fund balance    (0.05%)  (0.69%)  (0.42%)   0.21%   0.96%
Portfolio turnover rate                                                 62%      62%      66%     109%     84%
Accumulation units outstanding at the end of the year
 (in thousands)                                                        604      640      662      684     735




See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 1999


1.   Organization

     The Paul Revere Variable Annuity Contract Accumulation Fund ("the Fund") is a separate account of The Paul Revere Variable Annuity Insurance Company ("Paul Revere Variable"), and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("Paul Revere Life") which in turn is wholly-owned by The Paul Revere Corporation which is wholly-owned by UnumProvident Corporation, formerly Provident Companies, Inc. ("Provident"). The Fund is the investment vehicle for Paul Revere Variable's tax-deferred group annuity contracts.

2.   Accounting policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

     Common and preferred stocks are stated at market values which are based on the last sales prices at December 31, 1999, as reported on national security exchanges or the closing bid prices for unlisted securities as reported by investment dealers. Short-term notes are stated at amortized cost which approximates market value. Unrealized investment gains and losses are included in contract owners' equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the day after the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

     The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

     Contract owners' equity is comprised of two components. Deferred contracts terminable by owner represents amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.   Investment advisor

     Paul Revere Variable acts as investment advisor and underwriter to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statement of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund.

     Paul Revere Variable also acts as principal underwriter and performs all sales and administrative functions relating to the variable annuity contracts and the Fund. Fees for such services are deducted from the contract purchase payments as shown in the statements of changes in net assets.

4.   Investment sub-advisor

     Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. ("MFSI"), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

December 31, 1999


5.   Federal income taxes

     The Fund's operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by Paul Revere Life. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund's assets, the Fund will be charged. No charges for federal income taxes have been made since the inception of the Fund.

6.   Security transactions

     The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

                                     Series Q (Qualified)      Series N (Non-qualified)
                                  ------------------------     ------------------------
                                   Purchases      Sales        Purchases        Sales
                                  -----------  -----------     ----------    ----------

December 31, 1999                 $26,239,570  $32,534,476     $7,337,386    $9,723,875
December 31, 1998                 $32,319,947  $34,029,792     $9,057,438    $9,643,236

     At December 31, 1999, net unrealized appreciation of investments in Series Q, amounting to $9,610,877, consisted of unrealized gains of $10,332,641 and unrealized losses of $721,764 net unrealized appreciation of investment in Series N, amounting to $2,477,587, consisted of unrealized gains of $2,646,805 and unrealized losses of $169,218.

7.   Accumulation units

     The change in the number of accumulation units outstanding were as follows:

                                                               Series Q (Qualified)
                                                        ----------------------------------
                                                           1999        1998        1997
                                                        ----------  ----------  ----------

Units outstanding at beginning of year                  1,715,402   1,887,352   2,093,030
Units credited to contracts:
Net purchase payments                                       2,667       5,076       4,552
Units withdrawn from contracts:
Annuity payments                                           33,671      37,790      37,490
Terminations and withdrawals                              317,549     117,096     179,873
                                                        ---------   ---------   ---------
Net units withdrawn                                       351,220     154,886     217,363
Contract units withdrawn in excess of units credited     (348,553)   (149,810)   (212,811)
Other increases (decreases)                                17,898     (22,140)      7,133
                                                        ---------   ---------   ---------
Net decrease in units                                    (330,655)   (171,950)   (205,678)
                                                        ---------   ---------   ---------
Units outstanding at end of year                        1,384,747   1,715,402   1,887,352
                                                        =========   =========   =========


December 31, 1999


7.   Accumulation units (continued)

                                                          Series N (Non-qualified)
                                                        -----------------------------
                                                          1999       1998      1997
                                                        ---------  --------  --------

Units outstanding at beginning of year                   474,699   529,795   565,935
Units credited to contracts:
Net purchase payments                                        360       317       927
Units withdrawn from contracts:
Annuity payments                                          16,231    18,886    19,617
Terminations and withdrawals                             129,499    23,488    24,629
                                                        --------   -------   -------
Net units withdrawn                                      145,730    42,374    44,246
                                                        --------   -------   -------
Contract units withdrawn in excess of units credited    (145,370)  (42,057)  (43,319)
Other increases (decreases)                               12,400   (13,039)    7,179
                                                        --------   -------   -------
Net decrease in units                                   (132,970)  (55,096)  (36,140)
                                                        --------   -------   -------
Units outstanding at end of year                         341,729   474,699   529,795
                                                        ========   =======   =======

8.   Commitments

     On May 15, 1998 Provident completed an Asset Transfer and Acquisition Agreement under which American General Corporation assumed Provident's individual and tax-sheltered annuity business including all individual annuities. In accordance with the agreement, American General Corporation, through its subsidiaries Variable Annuity Life Insurance Company and American General Annuity, assumed the administration, but not the ownership, of Provident's two registered separate accounts, Separate Account B and The Paul Revere Variable Annuity Contract Accumulation Fund. The administration services provided to the Fund by American General Corporation include processing of unit transactions subsequent to June 1, 1998 and daily unit value calculations subsequent to September 1, 1998 as well as accounting and other services. These services were previously performed by Provident. Fees for such services are deducted from the Fund as shown in the Statements of Operations.

                         Report of Independent Auditors



Board of Directors
The Paul Revere Variable Annuity Insurance Company



We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company, a wholly-owned subsidiary of The Paul Revere Life Insurance Company, as of December 31, 1999 and 1998, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted audit standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.



                              ERNST & YOUNG LLP



Chattanooga, Tennessee
February 9, 2000

STATEMENTS OF FINANCIAL CONDITION--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


                                                                                          December 31
                                                                                    1999                1998
                                                                                    (in thousands of dollars)
                                                                           ----------------------------------------
Admitted Assets

Cash and Invested Assets--Note 3
   Bonds                                                                         $190,268            $179,870
   Preferred Stocks                                                                 5,306               9,673
   Mortgage Loans                                                                   6,360               6,360
   Policy Loans                                                                     6,364               5,368
   Cash and Short-term Investments                                                 10,615                 223
   Other Invested Assets and Receivables                                            1,626                  46
                                                                                 --------            --------
      Total Cash and Invested Assets                                              220,539             201,540

Other Assets
   Deferred and Uncollected Premiums                                                4,136               4,700
   Investment Income Due and Accrued                                                3,635               2,876
   Receivable from Parent, Subsidiaries, and Affiliates                            13,881                 811
   Miscellaneous Assets                                                               789                 869
                                                                                 --------            --------
Total Assets Excluding Separate Accounts Business                                 242,980             210,796

From Separate Accounts Statement                                                   35,928              33,735
                                                                                 --------            --------





Total Admitted Assets                                                            $278,908            $244,531
                                                                                 ========            ========

              See notes to financial statements--statutory basis.

                                                                                         December 31
                                                                                  1999                 1998
                                                                                  (in thousands of dollars)
                                                                          -----------------------------------------
Liabilities and Capital and Surplus

   Life and Annuity Reserves                                                    $ 68,374             $ 64,653
   Premiums and Other Contract Deposit Funds                                      27,084               25,748
   Other Reserves Held for Policyholders                                           1,255                1,753
   Interest Maintenance Reserve                                                    3,206                3,646
   Asset Valuation Reserve                                                         1,723                2,308
   Federal Income Taxes                                                            8,385                5,705
   Borrowed Money and Interest Thereon                                                 -                4,438
   Drafts Outstanding                                                             13,706                  234
   Amounts Payable to Third Party Administrator                                   11,558                3,627
   Other                                                                            (359)               3,895
                                                                                --------             --------

Total Liabilities Excluding Separate Accounts Business                           134,932              116,007

From Separate Accounts Statement                                                  35,928               33,735
                                                                                --------             --------

Total Liabilities                                                                170,860              149,742
                                                                                --------             --------

Commitments and Contingent Liabilities--Note 11

Capital and Surplus
   Common Capital Stock, $5.00 par
     Authorized and Issued--500,000 shares                                         2,500                2,500
   Net Gain on Reinsurance                                                        14,059               15,768
   Gross Paid in and Contributed Surplus                                          48,800               48,800
   Unassigned Surplus                                                             42,689               27,721
                                                                                --------             --------

Total Capital and Surplus                                                        108,048               94,789
                                                                                --------             --------
Total Liabilities and Capital and Surplus                                       $278,908             $244,531
                                                                                ========             ========

              See notes to financial statements--statutory basis.

STATEMENTS OF INCOME--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


                                                                                    Year Ended December 31
                                                                                   1999                1998
                                                                                   (in thousands of dollars)
                                                                           ----------------------------------------
Revenue
   Premium Income                                                                 $11,820            $ 15,648
   Annuity and Other Fund Deposits                                                      -              31,301
   Considerations for Supplementary Contracts                                         999               2,461
   Net Investment Income                                                           15,053              47,756
   Amortization of Interest Maintenance Reserve                                     1,417                 675
   Reserve Adjustments on Reinsurance Ceded                                             -             (11,468)
   Commissions and Expense Allowances on Reinsurance Ceded                          3,443               3,960
   Other Income                                                                     1,560                 619
                                                                                  -------            --------
Total Revenue                                                                      34,292              90,952
                                                                                  -------            --------

Benefits and Expenses
   Death Benefits                                                                   2,668               4,195
   Surrender Benefits and Other Fund Withdrawals                                    4,150              66,422
   Interest on Policy or Contract Funds                                             1,353              25,099
   Change in Life and Annuity Reserves                                              3,721               6,634
   Change in Liability for Premium and Other Deposit Funds                              -             (32,028)
   Other Benefits and Reserve Changes                                               1,035               5,580
   Commissions                                                                      1,453               3,938
   General Insurance Expenses                                                       1,269               3,125
   Adjustment for Liability Gains Released from the
     Interest Maintenance Reserve--Note 3                                               -             (32,797)
   Other Expenses                                                                     350                 616
                                                                                  -------            --------
Total Benefits and Expenses                                                        15,999              50,784
                                                                                  -------            --------

Net Gain from Operations before Federal Income
  Taxes (Credit) and Net Realized Capital Gains                                    18,293              40,168

Federal Income Taxes (Credit)                                                       5,224              (1,933)
                                                                                  -------            --------

Net Gain from Operations before Net Realized Capital Gains                         13,069              42,101

Net Realized Capital Gains--Note 3                                                  1,314               1,237
                                                                                  -------            --------
Net Income                                                                        $14,383            $ 43,338
                                                                                  =======            ========

              See notes to financial statements--statutory basis.

STATEMENTS OF CAPITAL AND SURPLUS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

                                                                                   Year Ended December 31
                                                                                  1999                 1998
                                                                                  (in thousands of dollars)
                                                                          -----------------------------------------
Common Capital Stock
   Balance at Beginning and End of Year                                         $  2,500             $  2,500
                                                                                --------             --------

Net Gain on Reinsurance
   Balance at Beginning of Year                                                   15,768                    -
   Change During Year                                                             (1,709)              15,768
                                                                                --------             --------
   Balance at End of Year                                                         14,059               15,768
                                                                                --------             --------

Gross Paid in and Contributed Surplus
   Balance at Beginning and End of Year                                           48,800               48,800
                                                                                --------             --------

Unassigned Surplus
   Balance at Beginning of Year                                                   27,721               38,469
   Net Income                                                                     14,383               43,338
   Change in Net Unrealized Capital Gains and Losses                                   -                 (244)
   Change in Non-admitted Assets and Related Items                                     -               (1,367)
   Change in Reserve on Account of Change in Valuation Basis                           -               (2,320)
   Change in Asset Valuation Reserve                                                 585                8,845
   Dividends to Stockholder                                                            -              (59,000)
                                                                                --------             --------
   Balance at End of Year                                                         42,689               27,721
                                                                                --------             --------

Total Capital and Surplus                                                       $108,048             $ 94,789
                                                                                ========             ========

              See notes to financial statements--statutory basis.

STATEMENTS OF CASH FLOWS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

                                                                                   Year Ended December 31
                                                                                  1999                 1998
                                                                                  (in thousands of dollars)
                                                                          -----------------------------------------
Operations
   Premiums and Other Considerations Received                                   $ 13,487          $    18,678
   Annuity and Other Fund Deposits                                                     -               31,301
   Investment Income Received                                                     13,873               69,008
   Commissions and Expense Allowances on Reinsurance Ceded                         1,734               (9,160)
   Surrender Benefits and Other Fund Withdrawals Paid                             (4,150)             (66,422)
   Other Benefits Paid                                                            (4,187)              (7,934)
   Insurance Expenses Paid                                                        (5,076)              (9,145)
   Transfer of Ledger Assets                                                           -           (1,353,276)
   Federal Income Taxes Paid                                                      (3,339)              (8,119)
   Other Sources                                                                   1,549                  619
                                                                                --------          -----------
Net Cash Provided (Used) by Operations                                            13,891           (1,334,450)
                                                                                --------          -----------

Investments Activities
   Proceeds from Investments Sold, Matured, or Repaid                             35,693            1,797,526
   Tax on Capital Gains and Losses Paid                                             (184)             (21,036)
   Cost of Long-term Investments Acquired                                        (39,633)            (366,747)
   Net (Increase) Decrease in Policy Loans                                          (996)              28,500
                                                                                --------          -----------
Net Cash Provided (Used) by Investment Activities                                 (5,120)           1,438,243
                                                                                --------          -----------

Financing and Miscellaneous Activities
   Repayment of Borrowed Money                                                    (4,437)             (41,295)
   Dividends Paid to Stockholder                                                       -              (59,000)
   Other Sources (Applications)                                                    6,058               (7,835)
                                                                                --------          -----------
Net Cash Provided (Used) by Financing and Miscellaneous
   Activities                                                                      1,621             (108,130)
                                                                                --------          -----------

Net Increase (Decrease) in Cash and Short-term Investments                        10,392               (4,337)

Cash and Short-term Investments at Beginning of Year                                 223                4,560
                                                                                --------          -----------

Cash and Short-term Investments at End of Year                                  $ 10,615          $       223
                                                                                ========          ===========

              See notes to financial statements--statutory basis.

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 1--Significant Accounting Policies

Operations: The Paul Revere Variable Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Paul Revere Life Insurance Company. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (Paul Revere), a wholly-owned subsidiary of UnumProvident Corporation (formerly Provident Companies, Inc.), a non-insurance holding company incorporated in Delaware. On June 30, 1999, Unum Corporation merged with and into Provident Companies, Inc. under the name UnumProvident Corporation (UnumProvident). The Company is domiciled in the Commonwealth of Massachusetts and is licensed to do business in forty-eight states and the District of Columbia. The Company's primary business is the sale of life insurance products, which are marketed through branch offices, financial institutions, and independent agents and brokers. Annuities are no longer actively marketed by the Company.

Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed by or permitted by the National Association of Insurance Commissioners (NAIC) and the Division of Insurance of the Commonwealth of Massachusetts. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not apply any permitted statutory accounting practices that differ from prescribed statutory accounting practices.

In 1998, the NAIC approved a codification of statutory accounting practices effective January 1, 2001, which will serve as a comprehensive and standardized guide to statutory accounting principles. Following implementation, statutory accounting principles will continue to be governed by individual state laws and permitted practices until adoption by the various states. Accordingly, before codification becomes effective for the Company, the Division of Insurance of the Commonwealth of Massachusetts must adopt codification as the prescribed basis of accounting. The adoption of the codification will change, to some extent, the accounting practices that the Company uses to prepare its statutory financial statements. At this time, the Company has not determined the effects that codification will have on its financial statements.

Statutory accounting practices differ from generally accepted accounting principles (GAAP). Specific material differences are as follows:

Investments: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Non-sinking fund preferred stocks are carried principally at cost. Common stocks are carried at fair value, but income taxes are not provided on unrealized capital gains and losses. For GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported in stockholder's equity as accumulated other comprehensive income. Bonds and preferred stocks that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are generally reported at amortized cost.

Non-admitted Assets: Non-admitted assets, consisting of certain receivable balances, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 1--Significant Accounting Policies - Continued

Asset Valuation Reserve: The asset valuation reserve is reported as a liability rather than as capital, and changes in this reserve are charged or credited directly to unassigned surplus.

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

Federal Income Taxes: Federal income taxes are provided based on the estimated taxes incurred. Deferred federal income taxes are not provided for differences between the carrying amounts of assets and liabilities for financial statement purposes and amounts used for income tax purposes.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than assets as would be required under GAAP.

Revenue and Expense Recognition: Amounts collected from policyholders are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

Deposits to contract deposit funds are reported as revenue. Benefits include fund withdrawals and the change in deposit fund liabilities. Under GAAP, deposits collected from contract holders and withdrawals on contract deposit funds are not reported as revenue and benefit expense.

Under GAAP, considerations for supplementary contracts are reported as a deduction to payments and change in reserves for supplementary contracts.

Policy Acquisition Costs and Value of Business Acquired: The costs of acquiring new business are expensed when incurred rather than deferred and amortized.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds and mortgage loans, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the interest maintenance reserve (IMR) and are amortized over the remaining period to maturity based on groupings of securities sold in five-year bands.

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 1--Significant Accounting Policies - Continued

Other significant accounting practices are as follows:

Investments: Issuer obligations are generally carried at amortized cost with the discount or premium amortized using the interest method. Single class and multi-class mortgage-backed/asset-backed securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for single class and multi-class mortgage-backed/asset backed securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment; significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Preferred stocks are carried at cost. Common stocks are stated at market. Mortgage loans are generally carried at the unpaid balance, except those loans expected to be sold, which are carried at the lower of the unpaid balance or the fair value of collateral. Policy loans are presented at unpaid balances. Short-term investments are carried at cost. Other long-term invested assets are carried at amortized cost. Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized capital gains and losses.
Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

Reserves for Life Policies and Contracts: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The interest rate assumption on current year issues for traditional life products is principally 4.5%. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division of Insurance of the Commonwealth of Massachusetts.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities. The interest rate assumption on current year issues is 4.5%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division of Insurance of the Commonwealth of Massachusetts.

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 1--Significant Accounting Policies - Continued

Other Contract Deposit Funds: Other contract deposit funds represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities.

Reinsurance: Reinsurance activity is accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees which are based on the net asset values of the separate accounts.

Reclassification: Certain prior year amounts in the financial statements have been reclassified to conform to the 1999 presentation.

Note 2--Fair Values of Financial Instruments

The carrying amounts and fair values of the Company's financial instruments are as follows:

                                                                         December 31
                                                                  (in thousands of dollars)
                                              ----------------------------------------------------------------
                                                                1999                            1998
                                                       Carrying          Fair          Carrying          Fair
                                                        Amount          Value           Amount          Value
                                              ----------------------------------------------------------------
Admitted Assets
   Bonds                                              $190,268        $191,107        $179,870        $190,298
   Preferred Stocks                                      5,306           5,757           9,673          12,170
   Mortgage Loans                                        6,360           6,360           6,360           6,360
   Policy Loans                                          6,364           5,844           5,368           4,879
   Cash and Short-term Investments                      10,615          10,615             223             223

Liabilities
   Investment-type Insurance Contracts
      Supplementary Contracts without Life
        Contingencies                                      734             734             808             808
      Other Contract Deposit Funds                      27,084          27,084          25,748          25,748
   Borrowed Money                                            -               -           4,438           4,438

The following methods and assumptions were used by the Company in estimating the fair values of its financial instruments:

Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. See Note 3 for the amortized cost and fair values of securities by security type and by maturity date.

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 2--Fair Values of Financial Instruments - Continued

Mortgage Loans:  Carrying amounts for mortgage loans approximate fair value.

Policy Loans: Fair values for policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered. Loans with similar characteristics were aggregated for purposes of the calculations.

Cash and Short-term Investments: Carrying amounts for cash and short-term investments approximate fair value.

Supplementary Contracts without Life Contingencies, Other Contract Deposit Funds, and Borrowed Money: The carrying amounts for supplementary contracts without life contingencies, other contract deposit funds, and borrowed money approximate fair value.

Note 3--Investments

Securities:

The amortized cost and fair values of securities by security type are as follows:

                                                                            December 31, 1999
                                                                        (in thousands of dollars)
                                                 ----------------------------------------------------------------
                                                                           Gross           Gross
                                                         Amortized       Unrealized      Unrealized         Fair
                                                            Cost           Gains           Losses          Value
                                                 ----------------------------------------------------------------
United States Government and
  Government Agencies and Authorities                    $  3,425         $    72          $   94        $  3,403
States, Municipalities, and Political                       7,027               8             336           6,699
 Subdivisions
Public Utilities                                            8,327             243             375           8,195
Mortgage-backed Securities                                 19,964             778               4          20,738
All Other Corporate Bonds                                 151,525           9,206           8,659         152,072
Preferred Stocks                                            5,306             767             316           5,757
                                                         --------         -------          ------        --------
      Total                                              $195,574         $11,074          $9,784        $196,864
                                                         ========         =======          ======        ========

Common Stocks                                            $    740         $     -          $  740        $      -
                                                         ========         =======          ======        ========

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 3--Investments - Continued

                                                                            December 31, 1998
                                                                        (in thousands of dollars)
                                                 ----------------------------------------------------------------
                                                                          Gross           Gross
                                                        Amortized       Unrealized      Unrealized         Fair
                                                           Cost           Gains           Losses          Value
                                                 ----------------------------------------------------------------
United States Government and
  Government Agencies and Authorities                    $  4,173         $   380          $    -        $  4,553
Public Utilities                                            4,246             467               -           4,713
Mortgage-backed Securities                                 14,538           1,509               3          16,044
All Other Corporate Bonds                                 156,913          10,590           2,515         164,988
Preferred Stocks                                            9,673           3,167             670          12,170
                                                         --------         -------          ------        --------
      Total                                              $189,543         $16,113          $3,188        $202,468
                                                         ========         =======          ======        ========

Common Stocks                                            $    740         $     -          $  740        $      -
                                                         ========         =======          ======        ========

The amortized cost and fair values of bonds by maturity date are shown below. The maturity dates have not been adjusted for possible calls or prepayments.

                                                                                     December 31, 1999
                                                                                 (in thousands of dollars)
                                                                     -----------------------------------------------
                                                                           Amortized                    Fair
                                                                              Cost                     Value
                                                                     --------------------     ----------------------
 1 year or less                                                             $     28                   $     28
 Over 1 year through 5 years                                                  25,595                     25,106
 Over 5 years through 10 years                                                62,573                     60,184
 Over 10 years                                                                82,108                     85,051
                                                                            --------                   --------
                                                                             170,304                    170,369
 Mortgage-backed Securities                                                   19,964                     20,738
                                                                            --------                   --------
                                                                            $190,268                   $191,107
                                                                            ========                   ========

For the years ended December 31, 1999 and 1998, there were decreases in the net unrealized gains on bonds and preferred stocks of $11,635,000 and $60,612,000, respectively. These unrealized gains and losses are not reported in the financial statements.

At December 31, 1999, the total investment in below-investment-grade bonds (securities rated below Baa3 by Moody's Investor Services or an equivalent internal rating) was $7,377,000 or 3.3 percent of cash and invested assets. The fair value of these investments was $6,964,000.

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 3--Investments - Continued

Net Investment Income:

Sources for net investment income are as follows:

                                                                                  Year Ended December 31
                                                                                  1999               1998
                                                                                 (in thousands of dollars)
                                                                          -------------------------------------
Bonds                                                                            $13,257           $44,742
Preferred Stocks                                                                     459               638
Mortgage Loans                                                                       626               415
Policy Loans                                                                         430               677
Short-term Investments                                                               339             2,180
Other Investment Income                                                              324             2,246
                                                                                 -------           -------
   Gross Investment Income                                                        15,435            50,898
Investment Expenses                                                                  382             3,142
                                                                                 -------           -------
   Net Investment Income                                                         $15,053           $47,756
                                                                                 =======           =======


Due and accrued income on bonds where collection of interest is uncertain and on mortgage loans more than 30 days delinquent or where collection of interest is uncertain is excluded from investment income. The total amount excluded at December 31, 1999 was $141,000. No amounts were excluded at December 31, 1998.

Realized Capital Gains and Losses:

Realized capital gains (losses) on investments are as follows:

                                                                                   Year Ended December 31
                                                                                  1999                1998
                                                                                  (in thousands of dollars)
                                                                         ---------------------------------------
Bonds                                                                           $(1,793)            $53,545
Preferred Stocks                                                                  1,742                 (53)
Common Stocks                                                                     3,321                 117
Other                                                                                 -                 423
                                                                                -------             -------
   Total                                                                          3,270              54,032
Federal Income Tax                                                                  979              20,836
                                                                                -------             -------
Pre-IMR Capital Gains, Net of Tax                                                 2,291              33,196
                                                                                -------             -------
Transferred to IMR
   Pre-tax Capital Gains                                                          1,503              49,168
   Federal Income Tax                                                               526              17,209
                                                                                -------             -------
                                                                                    977              31,959
                                                                                -------             -------
Net Realized Capital Gains                                                      $ 1,314             $ 1,237
                                                                                =======             =======

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 3--Investments - Continued

Proceeds from disposal of bonds and preferred stocks for the years ended December 31, 1999 and 1998 were $23,455,000 and $1,789,421,000, respectively.
Gross gains of $2,342,000 and $61,392,000 and gross losses of $2,393,000 and $7,900,000, respectively, were realized during 1999 and 1998 on sales and calls of bonds and preferred stocks.

As a result of the transfer of assets, principally bonds, in connection with the reinsurance of the Company's individual and tax-sheltered annuity business during 1998 (see Note 5), the Company released liability gains of $32,797,000 from the IMR. This adjustment was reported as an offset to 1998 benefits and expenses.

Note 4--Deferred and Uncollected Premiums

Gross ordinary renewal deferred and uncollected life insurance premiums and annuity considerations were $4,663,000 and $5,362,000 at December 31, 1999 and 1998, respectively. These amounts net of loading were $4,136,000 and $4,700,000 at December 31, 1999 and 1998, respectively.

Note 5--Reinsurance

During 1998 the Company reinsured, on a 100% coinsurance basis, its in-force block of individual and tax-sheltered annuity business with American General Annuity Insurance Company and The Variable Annuity Life Insurance Company, affiliates of American General Corporation (American General). The market value of assets transferred in connection with the transaction totaled $1,473.2 million, and the book value of liabilities assumed was $1,444.2 million. The Company received a ceding commission of $26.8 million that is being amortized into income, net of federal income tax, as earnings emerge from the business reinsured. Reinsurance ceded information under the terms of the reinsurance agreement with American General is as follows:

                                                                                    Year Ended December 31
                                                                                  1999                  1998
                                                                                  (in thousands of dollars)
                                                                          ------------------------------------------
Insurance Liabilities                                                          $1,233,420            $1,321,401

Annuity and Other Fund Deposits                                                    30,565                26,493
Surrender Benefits and Other Fund Withdrawals                                     188,156               131,230
Change in Reserves for Life, Annuity Benefits, and Deposit Funds                 (157,591)             (104,737)

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 5--Reinsurance - Continued

Total reinsurance ceded information for the Company is as follows:

                                                                                    Year Ended December 31
                                                                                   1999                1998
                                                                                   (in thousands of dollars)
                                                                          ----------------------------------------
Life Insurance in Force (Amount of Insurance)                                  $  210,508          $  250,182
Insurance Liabilities                                                           1,248,983           1,334,707

Premium Income                                                                        677               1,107
Annuity and Other Fund Deposits                                                    34,125              36,706
Death Benefits                                                                          -               1,097
Surrender Benefits and Other Fund Withdrawals                                     188,786             131,230
Change in Reserves for Life, Annuity Benefits, and Deposit Funds                  156,888             (97,055)

If a reinsurer is unable to meet its obligations, the Company remains contingently liable.

Note 6--Annuity Actuarial Reserves and Deposit Liabilities

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:


                                                                                      December 31, 1999
                                                                                  (in thousands of dollars)
                                                                      -----------------------------------------------
                                                                               Amount                      %
                                                                      ----------------------   ----------------------
Subject to Discretionary Withdrawal at Market Value
   At Book Value Less Surrender Charge                                      $    9,387                      0.7%
   At Market Value                                                              26,723                      2.1
                                                                            ----------                    -----
Total With Adjustment or at Market Value                                        36,110                      2.8
Subject to Discretionary Withdrawal Without Adjustment                       1,223,082                     93.3
Not Subject to Discretionary Withdrawal                                         51,539                      3.9
                                                                            ----------                    -----
Total (Gross)                                                                1,310,731                    100.0%
                                                                                                          =====
Reinsurance Ceded                                                            1,247,799
                                                                            ----------
Total (Net)                                                                 $   62,932
                                                                            ==========

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 7--Federal Income Taxes

The Company is included along with its affiliates in a consolidated tax return filed by The Paul Revere Life Insurance Company. The total federal income tax liability of the consolidated group is allocated among the members of the group in proportion to the consolidated federal taxable income of the group directly attributable to each member. Reimbursement is made among the members of the group to the extent losses are used to offset income within the group.

A reconciliation of the federal income tax computed at the statutory corporate tax rate and the federal income tax expense (credit) in the statements of income is as follows:

                                                                                      Year Ended December 31
                                                                                     1999                1998
                                                                             ---------------------------------------
Statutory Federal Income Tax Rate                                                     35.0%               35.0%
Deferred Policy Acquisition Costs                                                      1.7                 0.7
Adjustment to Prior Year Provision                                                    (3.4)                0.4
Reinsurance                                                                           (3.2)              (40.6)
Amortization of IMR                                                                   (2.7)               (1.3)
Other Items, Net                                                                       1.2                 1.0
                                                                                      ----               -----
Effective Federal Income Tax Rate                                                     28.6%               (4.8)%
                                                                                      ====               =====

At December 31, 1999, the Company's tax years through 1990 are closed to further assessment by the Internal Revenue Service. Subsequent years are at various stages of the examination process. Management believes recorded income tax liabilities adequately provide for all remaining open years.

Note 8--Separate Accounts

Separate accounts held by the Company primarily represent funds which the Company invests on behalf of the accounts' contract holders. The assets of these accounts are carried at market value.

Information regarding the separate accounts, which have non-indexed guarantees less than or equal to four percent, is as follows:

                                                                                                Year Ended
                                                                                             December 31, 1999
                                                                                         (in thousands of dollars)
                                                                                         -------------------------
Premiums, Considerations or Deposits                                                               $    48
                                                                                                   =======

Reserves for Accounts With Assets at Fair Value                                                    $35,114
                                                                                                   =======

By Withdrawal Characteristics:
   At Fair Value                                                                                   $35,114
                                                                                                   =======

NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company


Note 8--Separate Accounts - Continued

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

                                                                                               Year Ended
                                                                                            December 31, 1999
                                                                                        (in thousands of dollars)
                                                                                        -------------------------
Transfers as Reported in the Summary of Operations
 of the Separate Accounts Statement:
     Transfers to Separate Accounts                                                                $    48
     Transfers from Separate Accounts                                                                7,957
                                                                                                   -------
     Net Transfers from Separate Accounts                                                           (7,909)
                                                                                                   -------
     Increase in Liability for Deposit Funds and
       Reserves Less Investment Income                                                               7,376
     Investment Management Fees                                                                        533
                                                                                                   -------
Transfers as Reported in the Summary of Operations of the
  Life, Accident and Health Annual Statement                                                       $     -
                                                                                                   =======

Note 9--Retirement Benefits

The Company has no employees and, therefore, has no retirement benefits. The Company purchases services from its affiliates in accordance with an intercompany cost sharing arrangement. There is no obligation on the part of the Company beyond the amounts paid as part of the cost of services purchased.

Note 10--Related Party Transactions

During 1998, the Company paid common stock dividends to The Paul Revere Life Insurance Company of $59,000,000, respectively, consisting of $48,694,000 in bonds, $9,314,000 in cash, and $992,000 in accrued interest.

During 1998, the Company sold $112,984,000 in book value of bonds (par value $114,330,000) to Provident Life and Accident Insurance Company at the market value of $114,494,000.

During 1999 and 1998, the Company borrowed from and loaned to its affiliates short-term funds. The related interest expense and interest income are as follows:

                                                                                 Year Ended December 31
                                                                               1999                  1998
                                                                                (in thousands of dollars)
                                                                      --------------------------------------------
Interest Expense                                                               $  21                $1,579
Interest Income                                                                  266                   878


Affiliated borrowings outstanding at December 31, 1998 consisted of a $4,437,000 short-term note from UnumProvident Corporation. The note payable was issued on December 31, 1998, with interest at 6.13%. The note matured and was repaid in full on January 5, 1999.

During 1999 and 1998, the Company paid management fees to its affiliates of $1,512,000 and $3,274,000, respectively.

Note 11--Commitments and Contingent Liabilities

In 1997, two alleged class action lawsuits were filed in Superior Court in Worcester, Massachusetts (Superior Court) against UnumProvident and several of its subsidiaries, The Paul Revere Corporation, The Paul Revere Life Insurance Company, The Paul Revere Protective Life Insurance Company, Provident Life and Accident Insurance Company, and the Company. One of the lawsuits purports to represent all career agents of subsidiaries of Paul Revere whose employment relationships ended on June 30, 1997 and who were offered contracts to sell insurance policies as independent producers. The other purports to represent independent brokers who sold certain Paul Revere individual disability income policies with benefit riders. Motions filed by UnumProvident and affiliates to dismiss most of the counts in the complaints, which allege various breach of contract and statutory claims, have been denied, but the cases remain at a preliminary stage. A hearing to determine class certification was heard on December 20, 1999 in Massachusetts state court. The court certified a class for the independent brokers and has denied class certification for the career agents. The Company will appeal the class certification for the independent brokers. UnumProvident and affiliates have filed a conditional counterclaim in each action which requests a substantial return of commissions should the Superior Court agree with the plaintiff's interpretation of the contracts. UnumProvident believes that it has strong defenses to both lawsuits and plans to vigorously defend its position and resist certification of the classes. In addition, the same plaintiff's attorney who has filed the purported class action lawsuits has filed 44 individual lawsuits on behalf of current and former Paul Revere sales managers alleging various breach of contract claims. UnumProvident and affiliates have filed a motion in federal court to compel arbitration for 16 of the plaintiffs who are licensed by the National Association of Securities Dealers and have executed the Uniform Application for Registration or Transfer in the Securities Industry (Form U-4). The federal court has denied 14 of those motions and granted two.

Three additional former general managers have filed similar lawsuits. UnumProvident believes that it has strong defenses and plans to vigorously defend its position in these cases. Although the alleged class action lawsuits and individual lawsuits are in the early stages, management does not currently expect these suits to materially affect the financial position or results of operations of the Company.

Various lawsuits against the Company have arisen in the normal course of business. Contingent liabilities that might arise from litigation are not deemed likely to materially affect the financial position or results of operations of the Company.

Note 12--Shareholder Dividend Restrictions and Deposits

The Company is subject to various regulatory restrictions which limit the amount of dividends available for distribution, without prior approval by regulatory authorities, to the greater of ten percent of surplus as regards policyholders as of the preceding year end or the net gain from operations of the preceding year. Based upon these restrictions, the Company is permitted a maximum of $13,068,000 in dividend distributions in 2000.

At December 31, 1999, the Company had on deposit with regulatory authorities securities with a statement value of $2,886,000 held for the protection of policyholders.

                        THE PAUL REVERE VARIABLE ANNUITY
                           CONTRACT ACCUMULATION FUND

                                     PART C

                               OTHER INFORMATION

            This registration statement contains the following financial statements, condensed financial information and exhibits:

ITEM 28(A). FINANCIAL STATEMENTS AND EXHIBITS

            INCLUDED IN PROSPECTUS

            Per unit income and capital changes and variable annuity unit values--condensed financial information for the ten years ended December 31, 1999.

            INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION

            The Paul Revere Variable Annuity Contract Accumulation Fund:

            Report of Independent Auditors

            Statement of assets and liabilities at December 31, 1999.

            Statement of changes in net assets for the three years ended December 31, 1999.

            Statement of operations for the year ended December 31, 1999.

            Statement of investments at December 31, 1999.

            Notes to financial statements.

            The Paul Revere Variable Annuity Insurance Company:

            Report of Independent Auditors

            Balance sheets at December 31, 1999 and 1998.

            Statements of income for the two years ended December 31, 1999.

            Statements of capital and surplus for the two years ended December 31, 1999.

            Statements of cash flows for the two years ended December 31, 1999.

            Notes to financial statements.

ITEM 28(B). LIST OF EXHIBITS

            1. Consent of Legal Counsel

            2. Consent of Independent Auditors

        4. Financial Data Schedules

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

      This information is listed in the Statement of Additional
      Information, Part B of this Registration Statement under Management, Page 7, and incorporated in Part C by reference.

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                                                      Corporate Structure(1)
                                                           UNUMProvident
                                                            Corporation
-----------------------------------------------------------------------------------------------------------------------------------
  UNUM                       UNUM European              Mindtask Limited               Duncanson
 Holding                        Holding                 (United Kingdom)              & Holt, Inc.
 Company                    Company Limited                                           (New York)
(Delaware)                  (United Kingdom)                                              |
    |                            |                                                        |
    |     First UNUM             |                                                        |       Duncanson
    |----    Life                |            UNUM General                                |------  & Holt
    |      Insurance             |----------Company Limited                               |        Services,
    |       Company              |          (United Kingdom)                              |          Inc.
    |     (New York)             |                                                        |         (Maine)
    |                            |              UNUM                                      |
    |        UNUM                |            Management                                  |        Duncanson
    |----    Sales               |-------  Company Limited                                |-------  & Holt
    |    Corporation             |        (United Kingdom)                                |       Canada Ltd.
    |     (Delaware)             |                                                        |        (Canada)
    |                            |          UNUM Limited                                  |           |
    |      Claims                |------  (United Kingdom)                                |           |          TRI-CAN
    |----  Service               |           |                                            |           |-------- Reinsurance
    |   International,           |           |      Claims Services                       |                         Inc.
    |       Inc.                 |           |-----  International                        |                      (Canada)
    |    (Delaware)              |                     Limited                            |
    |                            |            (6)    (United Kingdom)                     |        Duncanson &
    |       UNUM                 |                                                        |--------  Holt
    |----Development             |       Open Door VAC                                    |         Europe Ltd.
    |    Corporation             |          Limited                                       |       (United Kingdom)
    |      (Maine)               |-------(United Kingdom)                                 |             |
    |                                                                                     |             |        Duncanson &
    |       UNUM                                                                          |             |----------  Holt
    |   International                                                                     |                    Agencies Limited
    |----Underwriters                                                                     |                     (United Kingdom)
    |        Inc.                                                                         |
    |     (Delaware)                                                                      |         Duncanson
    |                                                                                     |          & Holt
    |      UNUM                                                                           |--------- Asia PTE
    |      Life                                                                           |            Ltd.
    |    Insurance                                                                        |         (Singapore)
    |---Company of                                                                        |
         America                                                                          |         Duncanson &
          (Maine)          (2)                                                            |             Holt
            |               SP                                                            |------ Underwriters Ltd.
            |--------- Administrator,                                                     |       (United Kingdom)
                            LLC                                                           |
                        (California) (3)                                                  |
                                                                                          |         Duncanson &
                                                                                          |        Holt Syndicate
                                                                                          |------- Management Ltd.
                                                                                                   (United Kingdom)
                                                                                                        |
                                                                                                        |          LRG Services
                                                                                                        |            Limited
                                                                                                        |-------- (United Kingdom)
                                                                                                        |
                                                                                                        |
                                                                                                        |            Trafalgar
                                                                                                        |---------- Underwriting
                                                                                                                    Agencies Ltd.
                                                                                                                  (United Kingdom)

                                                           UNUMProvident
                                                            Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Colonial          UNUM              UNUM               Continental        Continental       Options &
Companies,        Japan         International            National        International       Choices,
   Inc.         Accident             Ltd.                  Life              Life              Inc.
(Delaware)      Insurance         (Bermuda)              Insurance          Insurance        (Wyoming)
    |            Company                                  Company            Company
    |            Limited                                 (Delaware)         (Delaware)
    |            (Japan)
    |
    |       Colonial Life &
    |------    Accident
    |         Insurance
    |          Company
    |       (South Carolina)
    |
    |        BenefitAmerica,
    |-------      Inc.
            (South Carolina)
                                                           UNUMProvident
                                                            Corporation
-----------------------------------------------------------------------------------------------------------------------------------
    |                                 |                                          |
  Boston                       The Paul Revere                                 GENEX
 Compania                        Corporation                                Services, Inc.
 Argentina                     (Massachusetts)                             (Pennsylvania)
de Seguros                            |                                           |
   S.A.                               |                                           |
(Argentina) (5)                       |                                           |
    |                                 |                                           |
    |------  Fibos S.A.               |------- The Paul Revere                    |------   GENEX
(7) |        (Argentina)                        Life Insurance                    |       Services of
    |                                              Company                        |       Canada, Inc.
    |          Boston                          (Massachusetts)                    |        (Ontario)
    |------  Seguros de                               |                           |
(6) |        Vida S.A.                                |         The Paul          |-----   Primecor, Inc.
    |        (Argentina)                              |         Revere                    (Pennsylvania)
    |                                                 |----    Protective
    |          Boston                                 |           Life
    |        Seguros de                               |        Insurance
    |------   Retiro S.A.                             |         Company
(8)          (Argentina)                              |        (Delaware)
                                                      |
                                                      |       The Paul Revere
                                                      |       Variable Annuity
                                                      |-----     Insurance
                                                      |           Company
                                                      |       (Massachusetts)
                                                      |
                                                      |       The Paul Revere
                                                      |        Equity Sales
                                                      |           Company
                                                      |       (Massachusetts)
                                                                     |
                                                                     |        PR Land
                                                                     |-----  (Delaware)
                                                                     |
                                                                     |       PR Land II
                                                                     |-----  (Delaware)


                                                           UNUMProvident
                                                            Corporation
-----------------------------------------------------------------------------------------------------------------------------------
            |                     |                          |                  |             |             |                |
         Provident             Provident                  Provident          Provident     Volunteer     Provident        Provident
         Life and              National                  Life and           Investment    Assistance   International     Insurance
         Accident             Assurance                  Casualty           Management,    Company         Ltd.            Agency,
         Insurance             Company                   Insurance          (DE), LLC    (Tennessee)    (Bermuda)           LLC
          Company            (Tennessee)                  Company           (Delaware)                                  (Delaware)
        (Tennessee)                                     (Tennessee)             |
                                                                                |       Provident
                                                                                |-----  Investment
                                                                                |      Management,
                                                                                |          LLC
                                                                            (9) |      (Tennessee)



(1) Percentage of ownership is 100% unless otherwise indicated.
(2) Reflects split ownership: 82.72% by UNUM Holding Company and 17.28% by UNUMProvident Corporation.
(3) 50% owned by UNUM Life Insurance Company of America; 50% owned by an entity outside of UNUMProvident Corporation's holding company structure.
(4) 50% owned by UNUM European Holding Company Limited; 50% owned by UNUM
    Limited.
(5) Approximately 1% owned by entities outside of UNUMProvident Corporation's holding company structure.
(6) Reflects split ownership: 99% owned by Boston Compania Argentina de Seguros S.A. and 1% owned by Fibos S.A.
(7) Reflects split ownership: 98% owned by Boston Compania Argentina de Seguros S.A. and 2% owned by UNUMProvident Corporation.
(8) Reflects split ownership: 99% owned by Boston Compania Argentina de Seguros S.A. and 1% owned by Fibos S.A.
(9) Reflects split ownership: 99% owned by UNUMProvident Corporation and 1% owned by Provident Investment Management (DE), LLC.


NOTES:
UNUM Finance Company (Delaware) was dissolved 10/29/1999.
UNUM Partners, L.P. (Delaware) was dissolved in 1999.
Group Management Services, Inc. (Washington) was dissolved 10/1/1999. Duncanson & Holt (Bermuda) Ltd. was sold 12/31/99.
Duncanson & Holt Administrative Services, Inc. was sold 12/31/99.


ITEM 31. NUMBER OF CONTRACTOWNERS

       Title of   Number of Holders
       Class         of Record*
       --------   -----------------
       Series Q          228
       Series N           82

      --------

      * As of December 31, 1999.

ITEM 32. INDEMNIFICATION

      The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $350,000 with National
      Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 621-3933.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration
      Statement, and incorporated in Part C by reference.

ITEM 34. PRINCIPAL UNDERWRITERS

      (a) None.

      (b) Included in the Statement of Additional Information, Part B and incorporated in Part C by reference.

      (c) None.

ITEM 35.LOCATION OF ACCOUNTS AND RECORDS

       Name of Person
        maintaining
      Possession Thereof               Address                     Description
      ------------------         -------------------              -------------
       Liz Barton                American General Corporation     Contract owner
                                 205 East 10th Street             accounts and
                                 Amarillo, Texas 79101            records

       Eric Alexander            American General Corporation     Financial
                                 205 East 10th Street             Records
                                 Amarillo, Texas 79101

ITEM 36.MANAGEMENT SERVICES

     None.

ITEM 37.UNDERTAKINGS

     The undersigned registrant hereby undertakes:

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore and hereafter duly adopted pursuant to authority conferred in that Section.

     (b) To file with the Securities and Exchange Commission, a Post Effective Amendment to this Registration Statement, as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (c) To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (d) To deliver any Statement of Additional Information and financial statements that are required by this Registration Statement promptly upon written or oral request.

                    POST EFFECTIVE AMENDMENT--SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 53 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts on the 28th day of April, 2000.

                                          Paul Revere Variable Annuity
                                           Contract Accumulation Fund

                                                    /s/ Donald E. Boggs
                                          By:__________________________________
                                            Donald E. Boggs Chairman, Board of
                                                         Managers

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 54 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                    TITLE         DATE
            ---------                    -----         ----

      /s/ Gordon T. Miller         Vice Chairman     04/28/00
------------------------------------------------
        Gordon T. Miller           Board of Managers

     /s/ Aubrey K. Reid Jr.        Member            04/28/00
------------------------------------------------
       Aubrey K. Reid, Jr.         Board of Managers

        /s/ Joan Sadowsky          Member            04/28/00
------------------------------------------------
          Joan Sadowsky            Board of Managers

      /s/ William J. Short         Member            04/28/00
------------------------------------------------
        William J. Short           Board of Managers

       /s/ Donald E. Boggs         Chairman          04/28/00
------------------------------------------------
         Donald E. Boggs           Board of Managers

                    POST EFFECTIVE AMENDMENT--SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 53 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee on the 28th day of April, 2000.

                                     The Paul Revere Variable Annuity
                                      Insurance Company

                                          /s/ James A. Ramsey
                                                President
                                  By:__________________________________________
                                              James A. Ramsey
                                                President

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 54 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                        TITLE                     DATE
            ---------                        -----                     ----

                *                  Director                          04/28/00
--------------------------------
      J. Harold Chandler


                *                  Executive Vice President          04/28/00
--------------------------------   Finance and Risk Management;
      Thomas R. Watjen             Director

                *                  Executive Vice President-         04/28/00
--------------------------------   Legal and Administrative
      F. Dean Copeland             Affairs and Assistant Secretary;
                                   Director


                *                  Executive Vice President-          04/28/00
--------------------------------   Customer Development;
      Elaine D. Rosen              Director


                *                  Director                           04/28/00
--------------------------------
      James L. Moody, Jr.

                *                  Director                           04/28/00
--------------------------------
      Burton E. Sorensen
